Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022
Northern Appalachian Coal Basin
Pennsylvania, USA
February 2023
Prepared for:
Coronado Global Resources Inc.

100 Bill Baker Way

Beckley, West

Virginia 25801
Prepared by:
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
Statement of Use and Preparation
This Technical

Report Summary (
TRS ) was prepared by Marshall Miller & Associates, Inc. ( MM&A )
for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its

affiliated

and

subsidiary
companies and advisors.

Copies or

references to information in this

report may not

be used

without
the written permission of Coronado.
This report provides a

statement of coal resources and

coal reserves for Coronado, as

defined under
the
Australasian Code

for Reporting

of Exploration Results,

Mineral Resources

and Ore Reserves
( JORC Code ) as well as under Subpart 1300 of Regulation S-K (Regulation S-K 1300) promulgated by the
United States

Securities and

Exchange Commission

(
SEC )
.

Subject to

the comments

below,

this
report

was

also

prepared

in

accordance

with

the
Australasian

Code

for

Public

Reporting

of
Technical

Assessments and Valuations of Mineral Assets
( VALMIN Code
).

The statement

is based

on information

provided

by Coronado

and reviewed

by
Qualified Persons
( QPs ) who are full-time employees of MM&A.
As noted above, this report is a “Public Report” for the purposes of the VALMIN Code.

However,

in
accordance with paragraph 12.1 of the VALMIN Code, it is noted that this report is not a “Valuation of

Mineral

Assets”,

and

it

also

does

not

comply

with

the

following

requirements

that

apply

to
“Technical Assessments” (as defined in the VALMIN

Code):
This report does not include a determination of the status of tenure (as required by paragraph
7.2 of the VALMIN Code) on the basis that tenure was separately reviewed by Coronado’s

legal
advisors.
This

report

does

not

include

separate

commentary

on

the

reasonableness

and

quality

of

the
Resources and Reserves estimates

and the basis on which they have been reported (as required

by
paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was

appropriate

in
circumstances

where MM&A

was engaged

for

the specific

purpose of

preparing

those estimates.

However,

MM&A

notes

that,

in

accordance

with

its

usual

practice,

a

separate

team

of

MM&A
employees undertook a peer review of this report and confirmed that both the process followed by
the

authors

of

this

report

and

the

estimates

prepared

were

reasonable

and

comply

with

the
requirements of the JORC Code.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
The information in this TRS

related to coal resources and reserves is

based on, and fairly

represents,
information compiled by the QPs.

At the time of reporting,

MM&A’s QPs have sufficient experience
relevant

to the

style of

mineralization

and type

of deposit

under consideration

and to

the activity
they are undertaking to qualify as a QP as defined by Regulation S-K 1300 and the JORC Code.

Each
QP consents

to the

inclusion in

this report

of the

matters

based on

their information

in the

form
and context in which it appears.
Marshall

Miller

&

Associates,

Inc.

(
MM&A )

hereby

consents

to

the

use

of

the

information
contained in this report

dated December 31, 2022, relating

to estimates of

coal resources and coal
reserves controlled by Coronado.
Qualified Person: /s/ Marshall Miller & Associates, Inc.
Date: February 15, 2023

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. i
Table

of

Contents
1
Executive Summary ................................................................

................................

...........

1
1.1
Property Description .............................................................................................

1
1.2
Ownership .............................................................................................................

2
1.3
Geology

..................................................................................................................

2
1.4
Exploration Status .................................................................................................

3
1.5
Operations and Development ...............................................................................

3
1.6
Mineral Resource ..................................................................................................

3
1.7
Mineral Reserve ....................................................................................................

4
1.8
Capital Summary ...................................................................................................

5
1.9
Operating Costs .....................................................................................................

5
1.10
Economic Evaluation .............................................................................................

6
1.10.1
Discounted Cash Flow Analysis .............................................................

10
1.10.2
Sensitivity Analysis ................................................................................

10
1.11
Permitting

............................................................................................................

11
1.12
Conclusion and Recommendations

.....................................................................

11
2
Introduction

................................

................................

................................

.................... 12
2.1
Registrant and Terms

of Reference

.....................................................................

12
2.2
Information Sources ............................................................................................

12
2.3
Personal Inspections ...........................................................................................

14
3
Property Description ................................

................................

................................

.......

14
3.1
Location ...............................................................................................................

14
3.2
Titles, Claims or Leases

........................................................................................

14
3.3
Mineral Rights .....................................................................................................

14
3.4
Encumbrances .....................................................................................................

15
3.5
Other Risks...........................................................................................................

15
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography

......................... 15
4.1
Topography,

Elevation and Vegetation ...............................................................

15
4.2
Access and Transport ..........................................................................................

16
4.3
Proximity to Population Centers .........................................................................

16
4.4
Climate and Length of Operating Season

............................................................

16
4.5
Infrastructure ......................................................................................................

16
5
History ................................................................

................................

............................ 17
5.1
Previous Operation

..............................................................................................

17
5.2
Previous Exploration ...........................................................................................

17
6 Geological Setting, Mineralization and Deposit ................................................................ 17

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. ii
6.1
Regional, Local and Property Geology ................................................................

17
6.2
Mineralization .....................................................................................................

18
6.3
Deposits

...............................................................................................................

20
7
Exploration................................

................................

................................

...................... 20
7.1
Nature and Extent of Exploration .......................................................................

20
7.2
Non-Drilling Procedures and Parameters

...........................................................

21
7.3
Drilling Procedures ..............................................................................................

21
7.4
Hydrology ............................................................................................................

22
7.5
Geotechnical Data ...............................................................................................

22
8
Sample Preparation, Analyses and Security ................................

................................

.....

23
8.1
Prior to Sending to the Lab

..................................................................................

23
8.2
Lab Procedures

....................................................................................................

23
9
Data Verification ................................

................................

................................

............. 24
9.1
Procedures of Qualified Person ..........................................................................

24
9.2
Limitations

...........................................................................................................

24
9.3
Opinion of Qualified Person

................................................................................

24
10
Mineral Processing and Metallurgical Testing

................................

................................

..

25
10.1
Testing

Procedures

..............................................................................................

25
10.2
Relationship of Tests

to the Whole

.....................................................................

25
10.3
Lab Information

...................................................................................................

25
10.4
Relevant Results ..................................................................................................

26
11
Mineral Resource Estimates

................................

................................

............................ 26
11.1
Assumptions, Parameters and Methodology......................................................

26
11.1.1
Geostatistical Analysis

...........................................................................

27
11.2
Qualified Person’s

Estimates

...............................................................................

31
11.3
Qualified Person’s

Opinion

..................................................................................

31
12
Mineral Reserve Estimates ................................

................................

.............................. 31
12.1
Assumptions, Parameters and Methodology......................................................

31
12.2
Qualified Person’s

Estimates

...............................................................................

33
12.3
Qualified Person’s

Opinion

..................................................................................

34
13
Mining Methods

................................

................................

................................

.............. 34
13.1
Geotech and Hydrology

.......................................................................................

35
13.2
Production Rates .................................................................................................

35
13.3
Mining Related Requirements

............................................................................

37
13.4
Required Equipment and Personnel ...................................................................

37
13.4.1
Mine:

Pangburn

....................................................................................

37
13.4.2
Mine: Shaner

.........................................................................................

39

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iii
13.4.3
Mine: Fallowfield

...................................................................................

40
14
Processing and Recovery Methods

................................

................................

................... 41
14.1
Description or Flowsheet ....................................................................................

41
14.2
Requirements for Energy,

Water,

Material and Personnel ................................

41
15
Infrastructure

................................

................................

................................

.................. 42
16
Market Studies

................................

................................

................................

................ 43
16.1
Market Description

..............................................................................................

43
16.2
Price Forecasts

.....................................................................................................

43
16.3
Contract Requirements .......................................................................................

44
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements

with Local
Individuals

................................

................................

................................

.............. 44
17.1
Results of Studies ................................................................................................

44
17.2
Requirements and Plans for Waste

Disposal ......................................................

44
17.3
Permit Requirements and Status ........................................................................

44
17.4
Local Plans, Negotiations or Agreements ...........................................................

45
17.5
Mine Closure Plans

..............................................................................................

46
17.6
Qualified Person’s

Opinion

..................................................................................

46
18
Capital and Operating Costs

................................

................................

............................. 46
18.1
Capital Cost Estimate...........................................................................................

46
18.2
Operating Cost Estimate .....................................................................................

47
19
Economic Analysis ................................................................

................................

........... 48
19.1
Assumptions, Parameters and Methods .............................................................

48
19.2
Results .................................................................................................................

50
19.3
Sensitivity ............................................................................................................

55
20
Adjacent Properties

................................

................................

................................

......... 56
20.1
Information Used ................................................................................................

56
21
Other Relevant Data and Information ................................................................

.............. 56
22
Interpretation and Conclusions

................................

................................

........................ 56
22.1
Conclusion ...........................................................................................................

56
22.2
Risk Factors

..........................................................................................................

56
22.2.1
Governing Assumptions ........................................................................

57
22.2.2
Limitations

.............................................................................................

58
22.2.3
Methodology

.........................................................................................

58
22.2.4
Development of the Risk Matrix ...........................................................

58
22.2.5
Categorization of Risk Levels and Color Code Convention ...................

61
22.2.6
Description of the Coal Property ..........................................................

61
22.2.7
Summary of Residual Risk Ratings ........................................................

62

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. iv
22.2.8
Risk Factors............................................................................................

62
23
Recommendations ................................

................................

................................

.......... 68
24
References ................................

................................

................................

...................... 68
25
Reliance on Information Provided by the Registrant

................................

........................ 69
F
IGURES
(
IN
R
EPORT
)
Figure 1-1:

Mon Valley Complex Property

Location Map

...................................................................

2
Figure 1-2:

CAPEX

................................................................................................................................

5
Figure 1-3:

OPEX

..................................................................................................................................

6
Figure 1-4:

Sensitivity of NPV

............................................................................................................

11
Figure 6-1:

Stratigraphic Column .....................................................................................................

19
Figure 7-1:

Mon Valley Cross-Section ...............................................................................................

21
Figure 11-1: Histogram of the Total

Seam Thickness for the Upper Freeport Seam Present in the
Mon Valley Complex .......................................................................................................

28
Figure 11-2: Scatter plot of the Total

Seam Thickness for the Upper Freeport Seam Present in the
Mon Valley Complex .......................................................................................................

28
Figure 11-3:

Variogram of the Total

Seam Thickness for the Upper Freeport Seam

Present in the
Mon Valley Complex .......................................................................................................

29
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present in the Mon Valley

Complex ....

30
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure ..............................................

39
Figure 18-1:

CAPEX

............................................................................................................................

47
Figure 19-1:

Cash Costs per Tonne

...................................................................................................

51
Figure 19-2:

Sensitivity of NPV

..........................................................................................................

55
T
ABLES
(
IN
R
EPORT
)
Table 1-1:

Coal Resources Summary as of December 31, 2022 .........................................................

3
Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)..................................

4
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt) ...........

4
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..............................................

7
Table 1-5:

Project Cash Flow Summary (000)
*

....................................................................................

7
Table 2-1:

Information Provided to MM&A by Coronado ................................................................

13
Table 11-1:

General Reserve and Resource Criteria .........................................................................

27
Table 11-2:

DHSA Results Summary for Radius from a Central Point

..............................................

30
Table 11-3:

Coal Resources Summary as of December 31, 2022 .....................................................

31
Table 12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt) .............................

33
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt) .......

34
Table 13-1:

Production Summary by Mine by Year (000)

.................................................................

36
Table 16-1:

Quality Specifications by Product ..................................................................................

43
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs

.........................................................

48
Table 18-2:

Mon Valley Operating

Costs ..........................................................................................

48
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

..........................................

51
Table 19-2:

Summary of Mon Valley Key Financial Performance

Metrics (2023-2030)

...................

52
Table 19-3:

Project Cash Flow Summary (000)
*

................................................................................

52
Table 22-1:

Probability Level Table ...................................................................................................

59

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. v
Table 22-2:

Consequence Level Table

...............................................................................................

60
Table 22-3:

Risk Matrix .....................................................................................................................

61
Table 22-4:

Risk Assessment Matrix .................................................................................................

62
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)

....................................

63
Table 22-6:

Environmental (Risks 3 and 4) .......................................................................................

64
Table

22-7:

Regulatory Requirements (Risk 5) .................................................................................

64
Table 22-8:

Market and Transportation

(Risks 6 and 7) ...................................................................

65
Table 22-9:

Market and Transportation

(Risk 8)

...............................................................................

65
Table 22-10:

Methane Management (Risk 9) ...................................................................................

66
Table 22-11:

Mine Fires (Risk 10)

......................................................................................................

67
Table 22-12:

Availability of Supplies and Equipment (Risk 11)

.........................................................

67
Table 22-13:

Labor – Work Stoppage (Risk 12)

.................................................................................

68
Table 22-14:

Labor – Retirement (Risk 13) .......................................................................................

68
Table

25-1:

Information from Registrant

Relied Upon by MM&A ...................................................

69
Appendices
A ..........................................................................................................................

MM&A Qualifications
B ....................................................................................................................................................

Maps
C ................................................................................................................................

Glossary of Terms
D ........................................................................................................................................

JORC Table

1

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1 Property Description
Coronado Global Resources

Inc. (
Coronado ) authorized
Marshall Miller &

Associates, Inc. (
MM&A )
to prepare this Technical Report Summary ( TRS
) of its controlled coal

resources and reserves for the
Mon Valley

Complex in southwestern

Pennsylvania (Mon

Valley

or the
Property
).

An updated

TRS
was

prepared

in February

2023

due to

material

differences

in the

key

financial modifying

factors
including coal

sales price

assumptions, operating

costs and

capital costs

from December

31, 2021
to December 31, 2022.

Coal sales price assumptions are discussed in

Sections 12 and 16

of the TRS,
while operating

costs and

capital costs

are discussed

in
Sections 18 and

19

of the TRS.

The report
provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado,

as

defined

under

the
Australasian Code for

Reporting of Exploration

Results, Mineral Resources

and Ore

Reserves
( JORC
Code
) as

well as

under Subpart

1300 of

Regulation

S-K (Regulation

S-K 1300)

promulgated

by the
United

States

Securities

and

Exchange

Commission

(
SEC ) .

This

report

was

also

prepared

in
accordance

with

the
Australasian

Code

for

Public

Reporting

of

Technical

Assessments

and
Valuations of Mineral Assets ( VALMIN Code ).
The Mon

Valley

property is

comprised of

three separate

reserve holdings,

namely,

the Pangburn,
Shaner

and

Fallowfield

proposed

underground

mines

in

the

Upper

Freeport

seam.

All

three
respective

reserve

areas

are

greenfield

sites

and

are

undeveloped.

The

three

mines

have

been
projected

to

operate

independently,

with

production

initially

beginning

at

Pangburn.

Shaner

is
projected

to

come

online

as

replacement

production

for

Pangburn,

and

Fallowfield

represents
expanded Mon Valley

production after Pangburn

is in full production.

In addition to the individual
mine/plant sites,

a barge

loading dock on

the Monongahela

River adjacent

to the

Pangburn site

is
proposed and will

be used to

ship clean coal

for all three

mines.

Each mine site

will include a

coal
preparation plant and all necessary surface facilities.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt
).

The Mon

Valley

properties are

located approximately

16 kilometers

to 32

kilometers southeast

of
Pittsburgh,

Pennsylvania

(see
Figure 1-1
).

The property

is composed

of 41,615

total

hectares,

of
which 1,339 are leased from private landholders under two leases, and 40,276 hectares are owned
by

Coronado.

Subject to

Coronado’s

exercising

its

renewal

rights thereunder,

both

of the

leases
expire upon exhaustion of the relevant

coal reserves, which is expected to occur in 2100.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Mon Valley Complex Property Location Map
1.2 Ownership
Mineral rights for

the Property were

formerly controlled by
Consolidation Coal

Company (
CONSOL )
.

Coronado acquired the Mon Valley

properties from CONSOL in March 2016.
1.3 Geology
There are currently no active operations in

the Mon Valley complex.

Strata of economic interest for
this TRS are of the Pennsylvanian-age Allegheny Formation, and the subject

Upper Freeport seam is
the

principal

coal

seam

of

interest

for

Coronado.

The

Upper

Freeport

seam

has

been

mined
extensively in the region.

The seam is situated below drainage throughout the Property and will be accessed by constructed mine shafts and slopes.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
1.4 Exploration Status
The

Property

has

been

explored

extensively,

largely

by

drilling

using

continuous

coring

method,
rotary

drilling, and

by downhole

geophysical

methods.

The majority

of the

data

was

acquired

or
generated

by previous

owners of

the Property.

These sources

comprise the

primary data

used in
the evaluation of the coal resources

and coal reserves on the Property.

MM&A examined the data
available

for the

evaluation

and incorporated

all pertinent

information into

this TRS.

Where data
appeared

to be

anomalous or

not representative,

that information

was excluded

from the

digital
databases and subsequent processing by MM&A.

Ongoing exploration has been carried out by Coronado since acquiring the Mon Valley properties.

1.5 Operations and Development
Coronado

currently has

no active

operations

in the

Mon Valley

complex.

The mines

will produce
coal that is suitable for the high-volatile metallurgical

coal markets.
The

preliminary

design

for

the

Pangburn

mine

surface

facilities

was

provided

by

Coronado.

The
facilities

include

offices,

warehouses,

shops,

a

bathhouse

for

personnel,

a

preparation

plant

to
process run-of-mine ( ROM
) coal, a refuse area with a designed capacity

of approximately 35 million
refuse

tonnes,

raw

coal

storage

at

the

plant

totaling

approximately

100,000

tonnes,

clean

coal
storage

at the

plant site

of approximately

54,000 tonnes,

and three

clean coal

stockpiles adjacent
to the

dock loading facility

on the Monongahela

River.

The three

river stockpiles

have a

designed
capacity of

approximately

266,000 tonnes.

Processes are

expected

to be

typical of

those used

at
operating

coal-processing plants

and the

coal industry

in general.

The river

dock is

anticipated to
also

support

production

from

the

planned

Fallowfield

and

Shaner

operations.

Room-and-pillar
mining will be employed at these properties.
1.6 Mineral Resource
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

A coal resource estimate, summarized

in
Table 1-1
, was prepared as

of December
31, 2022, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2022

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur%
VM%
Inclusive of Reserves 291.0 213.5 9.3 513.8
31 1.4 26
Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2022 291.0 213.5 9.3 513.8
Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Mon Valley properties do not have any resource tonnes exclusive of reserves as of December 31, 2022.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
1.7 Mineral Reserve
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tonnes

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socio-economic

and regulatory

factors.

The

Resource

estimate

has been

used

as
the basis

for this Reserve

calculation, which utilizes

a reasonable Preliminary

Feasibility Study, a Life-
of Mine ( LOM
) Mine Plan and practical recovery factors.

Production modeling was completed with
an effective start date

of May 1, 2032.

Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve

include

the
following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine

recovery;

lack

of
access;

geological

encumbrances

associated

with

overlying

and underlying

strata;

seam thinning;
structural

complication;

and

insufficient

exploration

have

all

been

considered.

Reserve
consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the

aforementioned
geological and operational encumbrances.

Table 1-2:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)

By Reliability Category By Mining Type By Control Type Quality (Dry)
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.2 23
Coal reserves are presented on a ROM basis in Table 1-2
.

Proven and probable coal reserves were
derived from the defined in-situ coal resource considering relevant processing, economic (including technical estimates of capital,

revenue, and cost), marketing, legal,

environmental, socioeconomic,
and

regulatory

factors.

The

proven

and

probable

coal

reserves

on the

Property

are

summarized
below in Table 1-3 .
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.2 35

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.

Life-of-mine sulfur for Pangburn is an estimated 1.21%; however, overall

Mon Valley Complex reserve average is
1.36% sulfur.
In summary, Coronado controls a total of 134.4

Mt (moist basis) of

marketable coal reserves at Mon
Valley,

as of December

31, 2022.

Of that total, 58 percent are proven, and

42 percent are probable.

There are 133.4 Mt

of owned coal reserves

and 1.0 Mt

of leased coal reserves.

All of the

Mon Valley

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
reserves are

considered suitable

for the

metallurgical coal

market.

All of the

Mon Valley

reserves
are unassigned.
1.8 Capital Summary
The

MM&A

financial

model

includes

provisions

for

operating

equipment

at

the

proposed

Mon
Valley operations.

MM&A’s capital schedules assume that major

equipment rebuilds occur

over the
course

of

each

machine’s

remaining

assumed

operating

life.

Replacement

equipment

was
scheduled

based

on

MM&A’s

experience

and

knowledge

of

mining

equipment

and

industry
standards with respect to the useful life of

such equipment.

A summary of

the estimated capital for
the Property is provided in Figure 1-2

below.
Figure 1-2:

CAPEX
1.9 Operating Costs
MM&A used the Coronado historical and/or budget cost information for comparable operations as
a reference

and developed

personnel

schedules for

the mine

and support

facilities.

Hourly labor
rates

and

salaries

were

based

upon

information

contained

in

Coronado’s

financial

summaries.

Fringe

benefit

costs

were

developed

for

vacation

and

holidays,

federal

and

state

unemployment
insurance,

retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare, and bonuses.

A cost factor

for mine supplies

was developed that

relates expenditures
to

mine advance

rates

for

roof

control

costs

and other

mine supply

costs

at underground

mines.

Other

factors

were

developed

for

maintenance

and

repair

costs,

rentals,

mine

power,

outside
services and other direct mining costs.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Operating-cost

factors

were

also

developed

for

the

coal

preparation

plant

processing,

refuse
handling, coal loading, property taxes,

and insurance and bonding.

Appropriate royalty

rates were
assigned for production from leased coal lands and sales taxes were calculated for the federal black lung excise tax, and federal

reclamation fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .
Figure 1-3:

OPEX
1.10 Economic Evaluation
The pre-feasibility financial

model prepared for

this TRS

was developed to

test the

economic viability
of

each

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to

represent

a
bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining

operations
contemplated

for the Coronado

properties, but are

intended to establish

the economic viability

of
the

estimated

coal

reserves.

Cash

flows

are

simulated

on

an

annual

basis

in

nominal

dollars
assuming a 2% inflation rate based on

projected production from the coal reserves.

The discounted
cash flow analysis presented herein is based on an effective date of January 1, 2023.

On an un-levered basis, the net

present value (
NPV
) of the project cash flow

after taxes represents
the Enterprise

Value of

the project.

The project cash

flow,

excluding debt

service, is calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs

include

labor,

operating

supplies,

maintenance

and

repairs,

facilities

costs

for

materials
handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory and legally agreed

upon fees related to direct
extraction

of

the

mineral.

The

indirect

costs

are

the

Federal

black

lung

tax,

Federal

reclamation
taxes, property taxes,

coal production royalties, and income taxes.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table

1-4

shows LOM tonnage, profit

& loss (
P&L
), and earnings before income tax,

depreciation &
amortization ( EBITDA
)

for each proposed Coronado mine at Mon Valley

.
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax

P&L
Per Tonne EBITDA
Per Ton

ne
Pangburn

14,376

$387,034

$26.92

$998,549

$69.46

Fallowfield

72,640

$9,545,381

$131.41

$11,922,910

$164.14

Shaner

48,294

$3,824,932

$79.20

$4,964,384

$102.80

Consolidated PA Deep Mines

135,309

$13,757,346

$101.67

$17,885,844

$132.18

Note:

*Financial model includes 0.9

million tonnes of

inferred coal

production.

Inferred coal

represents 0.6%
of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

1-4,

all

of

the

mines

analyzed

show

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated operations

show positive

LOM P&L

and LOM

EBITDA of

$13.8 billion and
$17.9 billion, respectively.
Coronado’s consolidated

Mon Valley cash flow summary in nominal dollars assuming a 2% inflation rate, excluding debt

service, is shown in
Table 1-5

below.
Table 1-5:

Project Cash Flow Summary (000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2027 2028 2029 2030 2031
Production & Sales tonnes 135,311 - - - - -
Total Revenue $37,567,900 $- $- $- $- $-
EBITDA $12,956,210 $(388) $(388) $(388) $(388) $(388)
Net Income $5,500,454 $(388) $(388) $(388) $(388) $(388)
Net Cash Provided by Operating Activities $9,101,755 $(388) $(388) $(388) $(388) $(328)
Purchases of Property, Plant, and

Equipment
$(3,799,269) $- $(5,533) $(31,868) $(36,156) $(233,778)
Net Cash Flow $5,302,486 $(388) $(5,921) $(32,256) $(36,544) $(234,106)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2032 2033 2034 2035 2036 2037
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $54,019 $249,974 $264,268 $281,660 $297,887 $304,147
EBITDA $25,792 $134,660 $143,768 $156,696 $168,610 $172,267
Net Income $(55,860) $50,305 $57,801 $63,866 $62,105 $73,365
Net Cash Provided by Operating Activities $20,744 $112,463 $139,070 $147,100 $143,903 $154,203
Purchases of Property, Plant, and

Equipment
$(223,890) $(6,093) $(1,522) $(23,061) $(19,766) $(224,451)
Net Cash Flow $(203,146) $106,370 $137,548 $124,039 $124,137 $(70,247)

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2038 2039 2040 2041 2042 2043
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $315,229 $305,758 $280,640 $384,512 $299,179 $291,805
EBITDA $178,445 $166,211 $140,888 $208,852 $140,775 $133,692
Net Income $57,967 $72,886 $45,385 $92,177 $64,942 $53,969
Net Cash Provided by Operating Activities $165,161 $154,094 $130,479 $163,610 $106,491 $111,512
Purchases of Property, Plant, and

Equipment
$(202,332) $(18,063) $(15,711) $(22,144) $(8,827) $(14,141)
Net Cash Flow $(37,170) $136,031 $114,769 $141,466 $97,664 $97,370

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2044 2045 2046 2047 2048 2049
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $296,479 $289,255 $309,181 $304,039 $296,312 $325,698
EBITDA $135,584 $128,438 $141,700 $136,176 $128,554 $149,022
Net Income $67,285 $78,524 $86,380 $81,215 $75,423 $86,668
Net Cash Provided by Operating Activities $115,188 $109,995 $111,937 $112,263 $106,871 $118,353
Purchases of Property, Plant, and

Equipment
$(106,672) $(33,173) $(3,378) $(5,687) $(21,727) $(45,062)
Net Cash Flow $8,515 $76,822 $108,559 $106,575 $85,144 $73,291

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2050 2051 2052 2053 2054 2055
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $322,894 $344,510 $345,451 $330,631 $347,164 $377,485
EBITDA $144,852 $159,462 $158,323 $145,127 $155,737 $176,479
Net Income $83,039 $106,381 $104,840 $90,665 $96,667 $115,492
Net Cash Provided by Operating Activities $120,921 $126,371 $126,005 $119,262 $124,313 $138,665
Purchases of Property, Plant, and

Equipment
$(25,998) $(4,218) $(20,921) $(39,520) $(28,042) $(37,598)
Net Cash Flow $94,923 $122,153 $105,084 $79,742 $96,271 $101,067

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2056 2057 2058 2059 2060 2061
Production & Sales tonnes 1,751 2,609 3,576 3,732 3,846 3,762
Total Revenue $385,399 $586,004 $819,598 $872,775 $917,689 $916,057
EBITDA $180,413 $271,312 $391,320 $425,108 $454,572 $448,794
Net Income $139,507 $127,958 $209,809 $227,665 $251,397 $234,738
Net Cash Provided by Operating Activities $160,731 $227,264 $308,925 $347,214 $369,575 $374,330
Purchases of Property, Plant, and

Equipment
$(549,006) $(91,928) $(36,973) $(45,463) $(22,284) $(131,772)
Net Cash Flow $(388,274) $135,335 $271,952 $301,751 $347,291 $242,558

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2062 2063 2064 2065 2066 2067
Production & Sales tonnes 3,488 3,390 3,466 3,397 2,961 2,826
Total Revenue $866,529 $859,453 $896,756 $896,840 $797,498 $776,640
EBITDA $406,027 $398,694 $424,167 $429,339 $389,140 $382,069
Net Income $203,176 $262,307 $274,392 $274,792 $235,580 $226,904
Net Cash Provided by Operating Activities $352,593 $331,050 $333,667 $341,553 $322,289 $312,496
Purchases of Property, Plant, and

Equipment
$(58,035) $(25,972) $(64,621) $(60,161) $(120,574) $(57,818)
Net Cash Flow $294,558 $305,078 $269,045 $281,391 $201,715 $254,678

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2068 2069 2070 2071 2072 2073
Production & Sales tonnes 2,479 2,318 2,289 1,438 1,988 1,993
Total Revenue $695,232 $663,381 $668,340 $428,531 $604,475 $618,406
EBITDA $345,064 $315,895 $324,744 $177,919 $303,204 $313,068
Net Income $200,677 $180,616 $183,214 $102,106 $185,575 $200,522
Net Cash Provided by Operating Activities $290,478 $265,928 $264,648 $126,035 $207,165 $242,028
Purchases of Property, Plant, and

Equipment
$(118,193) $(38,552) $(41,672) $(26,538) $(44,402) $(30,383)
Net Cash Flow $172,285 $227,376 $222,976 $99,497 $162,763 $211,645

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2074 2075 2076 2077 2078 2079
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $576,706 $614,741 $614,611 $642,871 $586,223 $676,320
EBITDA $282,323 $306,812 $304,834 $325,855 $282,672 $345,761
Net Income $178,585 $209,539 $202,684 $211,767 $179,763 $230,583
Net Cash Provided by Operating Activities $227,691 $232,044 $237,019 $247,117 $225,397 $251,932
Purchases of Property, Plant, and

Equipment
$(3,360) $(3,428) $(42,925) $(75,556) $(16,116) $(6,493)
Net Cash Flow $224,330 $228,617 $194,094 $171,561 $209,281 $245,439

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2080 2081 2082 2083 2084 2085
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $627,878 $570,149 $756,717 $540,176 $803,092 $587,274
EBITDA $307,130 $261,187 $391,089 $241,080 $421,465 $261,759
Net Income $201,018 $156,255 $247,475 $139,739 $281,600 $160,070
Net Cash Provided by Operating Activities $240,316 $207,078 $272,041 $211,121 $285,491 $228,402
Purchases of Property, Plant, and

Equipment
$(25,860) $(72,719) $(39,361) $(12,940) $(20,396) $(34,296)
Net Cash Flow $214,456 $134,359 $232,679 $198,181 $265,095 $194,106

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2086 2087 2088 2089 2090 2091
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $725,512 $551,606 $707,457 $628,246 $790,874 $528,487
EBITDA $356,300 $233,497 $334,352 $278,449 $389,504 $199,352
Net Income $224,911 $128,018 $209,340 $168,393 $251,821 $107,463
Net Cash Provided by Operating Activities $252,946 $200,997 $235,620 $222,633 $275,062 $188,238
Purchases of Property, Plant, and

Equipment
$(42,736) $(61,764) $(27,589) $(31,659) $(4,613) $(38,355)
Net Cash Flow $210,209 $139,233 $208,030 $190,974 $270,449 $149,882

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2092 2093 2094 2095 2096 2097
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $676,274 $679,478 $751,249 $594,733 $775,168 $800,781
EBITDA $301,607 $299,832 $348,917 $215,004 $356,524 $378,911
Net Income $176,267 $169,679 $213,755 $117,501 $219,452 $235,930
Net Cash Provided by Operating Activities $211,547 $229,125 $256,552 $190,242 $246,204 $284,008
Purchases of Property, Plant, and

Equipment
$(81,778) $(76,560) $(4,993) $(5,093) $(47,001) $-
Net Cash Flow $129,769 $152,566 $251,558 $185,149 $199,203 $284,008

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2098 2099 2100 2101 2102 2103
Production & Sales tonnes 1,387 916 393 - - -
Total Revenue $646,856 $435,993 $190,649 $- $- $-
EBITDA $266,452 $177,489 $71,896 $- $- $-
Net Income $157,157 $132,037 $52,032 $- $- $-
Net Cash Provided by Operating Activities $224,663 $61,085 $(105,016) $- $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $224,663 $61,085 $(105,016) $- $- $-
●
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total
production, and none of this coal was included in the estimate of reserves.
Consolidated cash flows are driven by annual sales tonnage, which grows from 0.4 million tonnes in
2032 to a peak of 3.8

million tonnes in 2060.

Between years 2061

and 2090, sales ranges from

1.5
million to 2.7

million tonnes and between

years 2091-2100,

sales range from

0.4 million tonnes

to
1.3 million tonnes.

Projected consolidated

revenue grows

from $54.0 million

in 2032 to

a peak of
$917.7 million in 2060.

Revenue totals $37.6 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $374.3 million in

2061 and totals $9.1 billion over

the project’s
life.

Capital

expenditures

total

$531.2 million

during the

first

five

years

and $3.8

billion over

the
project’s life.

1.10.1 Discounted Cash Flow Analysis
Cash flow after

tax, but before

debt service, generated

over the life

of the project

was discounted
to NPV

at a 10.0%

discount rate,

which represents

Coronado’s

estimate of

the nominal dollar,

risk
adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market

participants

if

the

subject
reserves were offered for sale.

On an un-levered basis,

the NPV of

the project cash

flows represents
the

Enterprise

Value

of

the

project

and

amounts

to

$168.3

million.

The

pre-feasibility

financial
model prepared for the

TRS was developed to

test the economic

viability of

each coal resource area.

The

NPV

estimate

was

made

for

purposes

of

confirming

the

economics

for

classification

of

coal
reserves and

not for

purposes of valuing

Coronado or

its Mon Valley

assets.

Mine plans were

not
optimized,

and

actual

results

of

the

operations

may

be

different,

but

in

all

cases,

the

mine
production plan assumes the properties are under competent management.
1.10.2 Sensitivity Analysis
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 11
Figure 1-4:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.
1.11 Permitting
Due

to

the

projected

start-up

date

of

the

Mon

Valley

mines,

initial-stage

permit

work

has

been
completed

to date;

however,

no permit

applications have

been submitted

to the

state

or federal
regulatory agencies.

The proposed mines are

located in an area with

a long history of coal

mining,
with

numerous

permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely
obtained; a

2 to

3-year lead

time is

recommended.

Estimated

expenditures for

mine closure

and
site reclamation are included in the financial model for each mine or plant site.

MM&A is unaware
of any obvious or

current Coronado permitting

issues that are expected

to prevent the

issuance of
future permits.

All coal producers are subject to a level of uncertainty regarding future clean water permits due to
United States

Environmental

Protection Agency
( EPA )

and
United States

Fish and
Wildlife ( USFW )

involvement with state programs.
1.12 Conclusion and Recommendations
Sufficient

data

has

been

obtained

through

various

exploration,

sampling

programs,

and

mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons situated

on the Property.

The data are

of sufficient

quantity and reliability

to reasonably
support the coal-resource and coal-reserve estimates

in this TRS.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 12
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating-

and

capital-cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic

evaluation conducted

in conjunction

with the

preliminary feasibility

study concludes
that

the

134.4

Mt

of

marketable

underground

coal

reserves

identified

on

the

Property

are
economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
2
Introduction
2.1
Registrant and Terms

of Reference
This report

was prepared

for

the sole

use of
Coronado Global

Resources

Inc. (
Coronado )
and

its
affiliated and

subsidiary companies and

advisors.

An updated TRS

was prepared

in February 2023
due

to

material

differences

in

the

key

financial

modifying

factors

including

coal

sales

price
assumptions, operating costs

and capital costs

from December 31,

2021 to

December 31,

2022.

Coal
sales price

assumptions are

discussed in

Sections 12

and 16

of the

TRS, while

operating

costs and
capital costs are discussed in
Sections 18 and

19

of the TRS.

The report provides a statement of coal
resources and coal reserves for Coronado, as defined under the Australasian Code for Reporting of
Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart
1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and
Exchange

Commission (
SEC ) .

This report

was also

prepared

in accordance

with the
Australasian
Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of

Mineral

Assets
( VALMIN
Code ).
The Mon

Valley

property is

comprised of

three separate

reserve holdings,

namely,

the Pangburn,
Shaner and Fallowfield proposed underground mines in the Upper Freeport seam.
The report provides

a statement

of coal resources

and coal reserves for

Coronado at the Property.

Exploration results and Resource

calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine

the extent and viability of the reserve.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).
2.2 Information Sources
This TRS

is based on

information

provided by

Coronado and reviewed

by MM&A.

Sources of data
and information are listed below in Table 2-1 :

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 13
Table 2-1:

Information Provided to MM&A by Coronado

Category
Information Provided by Coronado Report Section
Geological
Geologic data including digital databases

and original source data including
geologist logs, driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado
mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing

current and future methods of
coal processing

14.1
Waste Disposal
Engineering data and estimates representing

remaining capacities for coarse
and fine coal waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost drivers
for reserve financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2, 19.3
Note: While the sources

of data listed

in Table

2-1 are not

exhaustive, they represent

a significant portion

of information which

supports this TRS.

MM&A

reviewed

the

provided

data

and

found

it

to

be

reasonable

prior

to

incorporating

it

into

the

TRS.

The

TRS

contains

“forward-looking
information” including

forecasts

of productivity

and annual

coal production,

operating and

capital cost

estimates, coals

sales price

forecasts, the
assumption that

Coronado

will

continue

to

acquire

necessary permits,

and

other assumptions.

The

TRS

statements

and

conclusions

are

not

a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the

control of MM&A including, but not

limited to geologic factors, mining conditions, regulatory approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to conduct a coal resource and reserve evaluation of the Coronado coal
properties

as

of

December

31,

2022,

the

effective

date

of

this

TRS

for

Mon

Valley.

For

the
evaluation, the following tasks were

to be completed:

>
Conduct a site visit to the projected resource/reserve area;
>
Process the information supporting the estimation of

coal resources and reserves into geological
models;

>
Develop life-of-reserve mine

(
LOM ) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare and issue a TRS providing a statement

of coal resources and reserves which would
include:
-
A description of the mines and facilities.

- A description of the evaluation process.
-
An estimation

of coal

resources and

reserves with

compliance elements

as stated

under the
JORC Code and the SEC Regulation S-K 1300.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 14
2.3 Personal Inspections
MM&A is very familiar

with the Mon Valley

properties, having provided

a variety of geological

and
engineering

evaluations

of

the

subject

property

and

neighboring

properties

in

recent

years.

No
facilities are constructed on the properties.
3
Property Description
3.1 Location
The Mon Valley

Complex will include the

Pangburn, Shaner,

and Fallowfield underground

mines in
the Upper Freeport coal

seam.

The properties are located approximately 22.5 kilometers southeast of Pittsburgh.

The

property

is

located

in

Allegheny,

Washington,

and

Westmoreland

Counties,

Pennsylvania.

Mining operations

here have

not yet

been initiated.

The Property

is located

on portions

of eight
United

States

Geological

Survey
( USGS
)

quadrangles:

Irwin;

Glassport;

Monongahela;

Donora;
Smithton; California; Ellsworth; and Hackett.

The coordinate system and datum used for the model
of

Mon

Valley

and

the

subsequent

maps

were

produced

in

the

Pennsylvania

State

Plane

South
system, NAD 27.
3.2 Titles, Claims or Leases
The

property

is

composed

of

41,615

total

hectares,

of

which

1,339

are

leased

from

private
landholders under two leases, and 40,276 hectares are owned by Coronado.

Subject to Coronado’s
exercising

its renewal rights

thereunder,

both of the leases expire

upon exhaustion of the

relevant
coal

reserves,

which

is

expected

to

occur

in

2100.

MM&A

has

not

carried

out

a

separate

title
verification

for

the coal

properties

and has

not verified

leases, deeds,

surveys, or

other property-
control

instruments

pertinent

to

the

subject

resources.

Tenure

was

separately

reviewed

by
Coronado’s

legal advisors.

Coronado has

represented

to MM&A

that it

controls the

mining rights
to the reserves as shown on

its property maps, and MM&A has accepted

these as being a true and
accurate

depiction of

the mineral

rights controlled

by Coronado.

The TRS

assumes the

properties
are developed under responsible and experienced management.

3.3 Mineral Rights
Coronado supplied property control maps to MM&A related to properties for which mineral and/or surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these

representations

as
being

true

and

accurate,

MM&A

has

no

knowledge

of

past

property

boundary disputes

or

other
concerns, through

past knowledge

of the

Property,

that would

signal concern

over future

mining
operations or development potential.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 15
Property control

in Appalachia can

be intricate.

Coal-mining properties

are typically

composed of
numerous property

tracts which

are owned

and/or leased

from both

land-holding companies

and
private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with

different
entities

or individuals

controlling

the

surface

and mineral

rights.

Mineral

control

in the

region

is
typically characterized by leases or ownership of larger tracts of land,

with surface control generally
comprised of smaller tracts, particularly in developed areas.
Legal mining rights may reflect a combination of fee or

mineral ownership and fee or mineral leases
of coal lands through various surface and mineral lease agreements.

Control

of

the

surface

property

is

necessary

to

conduct

surface

mining

but

is

not

necessary

to
conduct underground mining.

Given that the vicinity of the Mon Valley properties has an extensive history

of

coal

mining,

Coronado

and

its

predecessors

have

a

successful

history

of

obtaining

any
necessary rights and the associated permits to mine.
3.4 Encumbrances
No Title Encumbrances are known.

By assignment, MM&A did

not complete a query

related to Title
Encumbrances.

3.5 Other Risks
There is always risk

involved in property control.

Coronado and its predecessor, CONSOL, have both
had their legal teams examine the deeds and title control in order to minimize the risk.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1
Topography,

Elevation and Vegetation
Topography

of the

area surrounding

the proposed

Mon Valley

complex is

typical of

the Northern
Appalachian

Plateau

consisting

of

broad

river

valleys

and

rolling

hills,

with

some

upland

regions.

Surface

elevations

near

the

Property

range

from

approximately

396

meters

above

sea

level

in
upland regions to approximately 220 meters at stream level.

The property is moderately vegetated
by primarily oak

hardwood forests, but the

majority of

the land

is developed

for farm and

residential
use.

The

property

is

situated

near

the

major

urban

center

of

Pittsburgh,

PA

and

is

considered
suburban.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 16
4.2 Access and Transport
There

is

general

access

to

the

Mon

Valley

property

via

a

well-developed

network

of

primary,
secondary,

and

unimproved

roads.

The

Monongahela

and

Youghiogheny

Rivers

traverse

the
Property from

south to north.

There are

numerous four

-lane limited-access

roads situated

within
or adjacent to the Property as well as a network of improved two-lane state and county roads.

U.S.
Interstate

70

and

Pennsylvania

Route

51

traverse

the

Fallowfield

and

Pangburn

properties,
respectively.

Numerous

secondary

and

unimproved

roads

provide

direct

access

to

the

mine
property, some being state

-

and town-

maintained.

These roads typically stay open throughout the
year.

There

are

numerous

transportation/logistical

options

for

shipping

product.

The

primary
means

of

transport

for

produced

coal

would

be

by

barge

on

the

Monongahela

River/Ohio

River
system.

Additionally,

a

CSX

rail

line

located

along

the

banks

of

the

Monongahela

River

would
provide another option for the shipment of coal.
4.3
Proximity to Population Centers

The

Mon

Valley

property

lies

near

the

communities

of

Bentleyville,

Lockview,

Monongahela,
Elizabeth,

Sutersville,

and

Irwin,

Pennsylvania

approximately

16

kilometers

to

32

kilometers
southeast

of

Pittsburgh,

and

16

kilometers

to

32

kilometers

from

Washington

and

McKeesport,
Pennsylvania.

As of the

2020 census Pittsburgh had

a population of

302,971 residents; McKeesport,
18,825; and Washington, 13,176.

4.4 Climate and Length of Operating Season
The climate of

the region

is classified

as warm-summer

humid continental with

four distinct seasons:

warm summers,

cold winters,

and moderate

fall and

spring seasons.

Precipitation in

the region

is
consistent throughout the year with the most

rain falling in spring and

the early months of

summer.

Average

yearly rainfall

is 53.1 centimeters.

Summer months typically begin

in late May

and end in
early September

and range

in average

temperature

from 51

to 84

degrees Fahrenheit

(or 10.6

to
28.9

degrees

Celsius).

Winters

typically

begin

in mid

to

late

November

and

run

until

mid to

late
March with average temperatures

ranging from 22 to 50 degrees Fahrenheit

(or -5.6 to 10 degrees
Celsius).

Precipitation in the winter

typically comes in

the form of snowfall

or as a

wintery mix (sleet
and

snow)

with

severe

snowfall

events

occurring

occasionally.

Seasonal

variations

in

climate
typically

do

not

affect

underground

mining

in

Pennsylvania.

However,

weather

events

could
potentially

negatively

impact

efficiency

of

surface

and

preparation

plant

operations

on

a

very
limited basis, typically lasting less than a few days.
4.5 Infrastructure
The Mon Valley property has sources

of water,

power,

personnel, and supplies readily available for
use.

Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Allegheny,
Washington, and

Westmoreland Counties, and have

proven to be adequate

in numbers to operate
the mines.

As mining is common in the

surrounding areas, the workforce

is generally familiar

with
mining practices, and

many are experienced

miners.

Water is

expected to be

sourced locally from
nearby public

water sources or

rivers.

Electricity is

anticipated to be

sourced from
West Penn Power
( West Penn )

or
Duquesne Light ( Duquesne Light )
.

The service industry

in the areas

surrounding the

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 17
proposed mine

complex has historically

provided supplies, equipment

repairs and

fabrication, etc.

Barge

transport

on

the

Monongahela

River/Ohio

River

system

will

serve

as

the

main

means

of
product

transport

from

the

mine,

and

currently

serve

as

a

means

of

coal

transportation

for
neighboring

Pittsburgh

seam

operations.

Rail access

is

provided

by

a

CSX

Corporation

(
CSX )

rail
line.

5
History
5.1 Previous Operation
The

property

was

formerly

controlled

by
Consolidation

Coal

Company
( CONSOL ).

Historic
underground

operations

were

active

in

the

area

in

the

early

1900’s

and

contour

surface

mining
operations

were

performed

in

the

1950

to

1960

era.

Coronado

acquired

the

properties

from
CONSOL in March 2016.
5.2 Previous Exploration
The

properties

have

been

extensively

explored

by

subsurface

drilling

efforts

carried

out

by
numerous entities,

most of which

were completed

prior to acquisition

by Coronado.

The majority
of the drilling was accomplished

using vertical continuous (diamond) coring and air

rotary methods.
Drill records

indicate that

independent contract

drilling operators

have been

engaged periodically
to carry out

exploration drilling on

the properties.

Geophysical logging on

those properties acquired
from CONSOL was often performed by

both CONSOL’s in-house logging services and outside logging
firms.

6
Geological Setting, Mineralization and Deposit
6.1 Regional, Local and Property Geology
The property lies in the Northern Appalachian

Coal basin in the Appalachian Plateau

physiographic
province.

The coal deposits in the eastern USA are the oldest and most extensively developed coal
deposits in the country.

The coal deposits on the properties are

Carboniferous in age, being of

the
Pennsylvanian

system.

Overall,

these

Carboniferous

coals

contain

roughly

two-fifths

of

the
bituminous

coal

deposits

in

the

United

States

and

extend

over

1,448

kilometers

from

northern
Alabama to Pennsylvania and are part of what is known as the Appalachian Basin
.

The Appalachian
Basin

is

more

than

402

kilometers

wide

and,

in

some

portions,

contains

over

60

coal

seams

of
varying economic significance.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 18
Seams of economic significance typically range between 0.3 meters to 1.8 meters in thickness, with relatively

little

structural

deformation.

Regional

structure

is

typically

characterized

by

gently
dipping strata to the northwest

at less than one percent.
Seams of the Allegheny Formation have historically been mined in the Pennsylvania region with the
Upper

Freeport

seam being

one of

the principal

seams in

the formation.

Coal from

the area

has
historically sold in thermal and metallurgical markets.
Future

operations

at the

Mon Valley

properties will

extract

the Upper

Freeport coal

seam, which
covers large areas of Pennsylvania, Ohio, Maryland, and West Virginia.

The Upper Freeport seam is
situated

at

the

top

of

the

Allegheny

Group

of

the

middle

Pennsylvanian

period

(307-315

million
years ago).

The top of the Upper Freeport

seam is commonly used as the marker

between the top
of

the

Allegheny

Formation

and

the

overlying

Upper

Pennsylvanian

Conemaugh

Group.

The
Allegheny Formation is made up of laminated cyclothemic sequences of coal, shale, limestone, and clay.

The

Upper

Freeport

seam

lies

generally

around

183

meters

below

the

Pittsburgh

seam.

Deposits associated with the Upper Freeport are often irregular and dislocated deposits (formed in
domed peat swamps commonly referred

to as “peat islands”).

The

primary

structural

controls

on

the

Upper

Freeport

coal

basin

are

localized

syn-depositional
anticlines

and

synclines

that

directly

influence

the

accumulation

of

peat

bogs.

These

structures
create

gently

folded

and

rolling

coal

strata.

The

axis

of

the

Waynesburg

and

Port

Royal

(Irwin)
synclines pass through the center and eastern portions of the properties with a trend and incline to the Northeast.

The Amity, Murrysville, and Belle Vernon

anticlines (listed from west to east) reside
to the

center and western

portions of the

properties.

These anticlines

often coincide

with thicker
coal seams where peat accumulated

in domes along the anticlinal crest.

It is understood that local
anticlines

represent

the upthrown

side of

syn-depositionally

active

deep

faults.

Inversely,

fluvial
channel sediments were deposited on the structural downthrown side within synclines.

Within the Pangburn,

Shaner,

and Fallowfield mine-plan

areas, the Upper

Freeport is typically

183
meters to

335 meters below

the ground surface.

Mine access is therefore

to be provided

by shaft
and slope development.

The planned Pangburn shaft depth is

approximately 195 meters

in depth.

The

shaft

depths

at

the

projected

locations

for

the

Shaner

and

Fallowfield

shafts

range

from
approximately 232 meters to

268 meters.

6.2 Mineralization
The coal to be produced at The Mon Valley

Complex is typically high volatile (>31% volatile matter)
bituminous coal.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
RM
Redstone

Limestone
RML Lower Redstone Limestone
PSU Pittsburgh SS Upper Bench
PR
Pittsburgh

Rider Coal
PSL Pittsburgh SS Lower Bench
RCZ Pittsburgh Roof Coal Zone
DS Drawslate
PG Pittsburgh Coal Main Bench
PGS
Pittsburgh Coal Expected

Horizon (Surface)
AM Ames Marine Zone
AMS
Ames Marine Zone

Expected

Horizon (Surface)
HR
Harlem Coal
BK2 Upper Bakerstown Coal
WRM
Woods

Run Marine Zone
BK1 Lower Bakerstown Coal
PC
Pine Creek Marine Zone
BCM Brush Creek Marine Zone
BC Brush Creek Coal
BCS
Brush Creek Coal Expected

Horizon (Surface)
MHU
Upper Mahoning

Sandstone
MA
Mahoning

Coal
MH
Lower Mahoning

Sandstone
UFR Upper Freeport Rider Coal
UF
Upper Freeport

Coal
UFS
Upper Freeport

Coal Expected Horizon

(Surface)
UFL Upper Freeport Leader Coal
LUF Upper Freeport Limestone
BUT
Butler

Sandstone
LFR
Lower Freeport Rider Coal
LF
Lower Freeport

Coal
LFL
Lower Freeport Leader Coal
LLF
Lower Freeport Limestone
FSS Freeport Sandstone
REQUIRED

UNIT
Age Group Formation Member Code
Pennsylvanian
Monongahela
Pittsburgh
Lower
Major Units
Mahoning
Pennsylvanian
Conemaugh
Glenshaw
Ames
Saltsburg
Woods

Run
Pine Creek
Brush Creek
Pennsylvanian
Allegheny
Freeport
The generalized stratigraphic

columnar section in
Figure 6-1

demonstrates the vertical

relationship
of the principal coal seams and rock formations on the Property.
Figure 6-1:

Stratigraphic Column
(not to scale)

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
6.3 Deposits
Historic

underground

mining

has

occurred

in

the

overlying

Pittsburgh

Seam

on

this

property.

Contour

surface

mining

on

the

Pittsburgh

and

Redstone

outcrop

has

occurred

within

the

areas
projected

for

the coal

refuse

disposal area,

the slope

portal

area and

the preparation

plant

area.

The three

proposed mines

(Pangburn, Shaner,

and Fallowfield)

are all

projected to

be deep mines
in the Upper

Freeport seam.

Mining is projected

in areas where

the total seam

thickness exceeds
1.2 meters.

Areas of

sandstone washout

and seam thinning

have been

excluded from

projections
by MM&A personnel.

Additional exploration could identify additional geologically limiting features,
which could alter the proposed mine plan.

The Upper Freeport seam in the projected areas ranges
from 0.7 meters to 3.1 meters

thick and averages 1.95 meters thick.
7
Exploration
7.1 Nature and Extent of Exploration
Extensive exploration in the form of subsurface drill efforts has been carried out on the Property by numerous

entities,

most

of

which

efforts

were

completed

prior

to

the

acquisition

by

Coronado.

Diamond

core

and

rotary

drilling

are

the

primary types

of exploration

on the

Property.

Data

for
correlation

and mining

conditions

are

derived

from

core

descriptions

and geophysical

logging (e-
logging).

Coal quality analyses were also

employed during the core

exploration process.

A total of
approximately 750 core and rotary

holes have been drilled for exploration.
The location of the drilling is shown on the maps included in Appendix B .
The

concentration

of

exploration

varies

slightly

across

the

Property.

Drilling

on

the

Property

is
typically

sufficient

for

delineation

of

potential

underground

mineable

benches.

Core

logging

is
carried out by professional

geologists in cases where

roof and floor strata

are of particular interest
and in cases

where greater resolution and

geologic detail are

needed.

Generally speaking, however,
most drill

hole data

come from

simplified driller’s

logs, which

often lack

specific details

regarding
geotechnical

conditions

and

specific

geology,

making

correlations

and

floor

and

roof

conditions
difficult to

determine.

Geophysical logging

(e-logging) techniques,

by contrast,

document specific
details

useful

for

geologic

interpretation

and

mining

conditions.

Given

the

variability

of

data-
gathering

methods,
definitive

mapping

of

future

mining

conditions

may

not

be

possible,

but
projections and assumptions can be made within a reasonable

degree of certainty.
A significant effort

was put into

verifying the integrity

of the database.

Once this was established,
stratigraphic

columnar

sections

were

generated

using

cross-sectional

analysis

to

establish

or
confirm coal seam correlations.

A typical cross-section is shown in
Figure 7-1 .

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
Figure 7-1:

Mon Valley Cross-Section
Due to

the long history

of exploration

by various

parties on the

Property,

a wide

variety of

survey
techniques exist for

documentation of data

point locations.

Many of

the older

exploration drill holes
appear to

have been

located by

survey and

more recently-completed

drill holes

are often

located
by high-resolution Global

Positioning System (
GPS
) units.

However, some holes appear

to have been
approximately

located

using

USGS

topography

maps

or

other

methods

which

are

less

accurate.

Therefore,

discretion

had

to

be

used

regarding

the

accuracy

for

the

location

and

ground

surface
elevation of

some of these

older drill holes.

In instances

where a drill

hole location

(or associated
coal

seam

elevations)

appeared

to

be

inconsistent

with

the

overall

structural

trend

(or

surface
topography

for surface

-mineable areas),

the data

point was

not honored

for

geological modeling.

Others with apparently minor variances were adjusted

and then used by MM&A.

Surveying of the underground and surface mined areas has been performed by the mine operators and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the

accuracy

or
completeness of supplied

mine maps but

accepted this information as

being the

work of responsible
engineers and surveyors.
MM&A

compiled

comprehensive

topographic

map

files

by

selecting

the

best

available

aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.
7.2 Non-Drilling Procedures and Parameters
All pertinent data used to characterize the

coal resources and coal reserves have been acquired via
exploration-based drilling methods.

The region has historically produced and sold Upper Freeport-
based coal

into metallurgical

and thermal

markets, enhancing

the confidence

of the

marketability
and quality of the resource.

7.3 Drilling Procedures
Core drilling methods

utilize NX-size (~5.4 centimeter) or similar-sized core cylinders to recover core
samples, which

can

be used

to

delineate

geologic characteristics,

for

coal-quality

testing,

and for

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
geotechnical

logging.

With core

holes, geophysical

logs are

especially useful

in verifying

the core
recovery of both the coal samples (for assurance that the sample is representative of the full seam)
and

of

the

roof

and

floor

rock

samples

(for

evaluating

ground

control

characteristics

of

deep
mineable coal

seams).

In addition

to the

core holes,

rotary-drilled holes

also exist

on most

of the
Property.

Data

for

the

rotary-drilled

holes

are

mainly

derived

from

downhole

geophysical

logs,
which are

used to

interpret coal

and rock thickness

and depth,

since logging of

the drill cuttings

is
unreliable.

Exploratory drilling generally requires drilling to depths of over 152 meters to penetrate
the target coal seam at Mon Valley

.
A wide variety

of core-logging techniques

exist for

the properties.

For many of

the core holes, the
primary data

source is a

generalized

lithology description by

the driller,

typically supplemented

by
a more detailed

core log completed

by a geologist.

These drilling logs were

provided to MM&A

as
a geological database.

MM&A geologists were

not involved

in the production

of original core

logs
but did perform a

basic check of information within

the provided database.

Where geophysical logs
for such holes were available,

they were used by MM&A geologists to

verify the coal thickness and
core recovery of seams.

7.4 Hydrology
Based on

historical successful

production of

Upper Freeport,

and stratigraphically

proximal

seams
in the

region, the Mon

Valley Complex is not

expected to have hydrologic concerns

of material issue.

Future

mining

is projected

to

occur

in areas

exhibiting

similar hydrogeological

conditions

as

past
mining,

including

stream

undermining

and

undermining

of

aquifers.

Based

upon

the

successful
history of

mining in the

region with

regards to

hydrogeological

features, MM&A

assumes that

the
operations will not be hindered by such issues.
The Pittsburgh seam has

been mined extensively above

the Upper Freeport seam on

the Property.

The

interval

(approximately

183

meters)

between

the

seams

is

anticipated

to

be

adequate

to
minimize inflow of water to the planned operations

from the overlying Pittsburgh works.
7.5 Geotechnical Data
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

modified

by
MM&A to

fit current

property constraints.

Pillar stability

was tested

by MM&A

using the
Analysis
of

Coal

Pillar

Stability

(ACPS)

program

that

was

developed

by

the
National

Institute

for
Occupational Safety and Health ( NIOSH )
.

MM&A reviewed the results from the ACPS analysis and
considered them in the development of the LOM plan.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
8
Sample Preparation, Analyses and Security
8.1 Prior to Sending to the Lab
Most

of the

coal

samples have

been obtained

from

the Property

by subsurface

exploration

using
core drilling

techniques.

The protocol

for preparing

and testing

the samples

has varied

over time
and is

not well

documented for the

older holes

drilled on

the Property.

Typical core-drilling sampling
methods for

coal in

the United

States

involves

drilling through

the seam,

removing the

core from
the

barrel,

describing the

lithology,

wrapping

the

sample in

a

sealed

plastic

sleeve

and

placing it
lengthwise into

a covered core

box, and carefully

marking hole ID and depth

intervals on each box
and

lid, allowing

the

core

to

be delivered

to

a

laboratory

in correct

stratigraphic

order,

and with
original

moisture

content.

This

process

has

been

the

norm

for

both

historical

and

ongoing
exploration activities at the Property.
This

work

is

typically

performed

by

the

supervising

driller,

geologist,

or

company

personnel.

Samples

are

most

often

delivered

to

the

company

by

the

driller

after

each

shift

or

acquired

by
company personnel

or representatives.

Most of the

coal core

samples were obtained

by previous
or

current

operators

on the

Property.

MM&A did

not participate

in the

collection,

sampling and
analysis of the core samples.

However,

it is reasonable to assume, given the consistency

of quality
from previous operators, that these samples

were generally collected and processed under

industry
best practices.

This assumption is based on MM&A’s

familiarity with the operating companies

and
the companies used to perform the analyses.

8.2 Lab Procedures
Coal quality

testing has

been performed

over many

years

by operating

companies using

different
laboratories and testing regimens.

Some of the

samples have raw analyses and

washabilities on the
full seam (with coal and rock parting layers co-mingled) and are mainly useful for characterizing the coal quality for projected production from underground

mining.

Other samples have coal and rock
analyzed

separately,

the

results

of

which

can

be

manipulated

to

forecast

either

surface

or
underground mining quality.

Care has been

taken to use only

those analyses

that are representative
of

the

coal

quality

parameters

for

the

appropriate

mining

type

for

each

sample.

Unlike

many
Appalachian

properties,

Mon

Valley

only

has

interest

in

one

deep

seam;

therefore,

the

analyses
have likely been completed following

a consistent protocol.
Standard procedure

upon receipt of

core samples by the

testing laboratory

is to log the

depth and
thickness

of

the

sample,

then

perform

testing

as

specified

by

a

representative

of

the

operating
company.

Each

sample

is

then

analyzed

in

accordance

with

procedures

defined

under
ASTM
International ( ASTM )

standards including, but not

limited to; washability (ASTM D4371);

ash (ASTM
D3174);

sulfur

(ASTM

D4239);

Btu/lb.

(ASTM

D5865);

volatile

matter

(ASTM

D3175);

Free

Swell
Index ( FSI ) (ASTM D720).

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
9
Data Verification
9.1 Procedures of Qualified Person
MM&A reviewed the digital geologic

database supplied by Coronado.

The database consists of

data
records, which

include drill hole

information for

holes that

lie within and

adjacent to

the Property
and records

for numerous

supplemental coal

seam thickness measurements.

Upon completion of
the database

verification,

copies of

each entry

were

printed,

and cross

referenced

to the

original
document for

verification.

Once the initial

integrity of the

database was

established, stratigraphic
columnar sections were

generated using

cross-sectional analysis to

establish or confirm

coal-seam
correlations.

Geophysical

logs

were

used

wherever

available

to

assist

in

confirming

the

seam
correlation and to verify proper seam thickness measurements and recovery of coal samples.

After establishing and/or verifying proper seam correlation, seam data control maps and geological cross-sections were generated

and again used to verify seam correlations and data

integrity.

Once
the database was fully vetted, seam thickness, base-of-seam elevation, roof and floor lithology, and
overburden maps were independently generated

for use in the mine planning process.
9.2 Limitations
As with any exploration program, localized anomalies

cannot always be discovered.

The greater the
density of

the samples

taken,

the less

the risk.

Once an

area is

identified as

being of

interest

for
inclusion

in

the

mine

plan,

additional

samples

are

taken

to

help

reduce

the

risk

in

those

specific
areas.

In general, provision is made in the mine planning portion of the study to allow for localized anomalies that are typically classed more as a nuisance than a hinderance.

9.3 Opinion of Qualified Person
Sufficient data

has been obtained

through various

exploration

and sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates in this TRS.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
10
Mineral Processing and Metallurgical Testing
10.1
Testing

Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and

washed
quality), petrographic data, rheological data

and chlorine, ash, ultimate and sulfur analysis.

Available coal quality data was tabulated by resource area in a Microsoft® EXCEL workbook and the details of that work are maintained on file at

the offices of Coronado and MM&A.

These tables also
provide

basic

statistical

analyses

of the

coal quality

data

sets,

including average

value;

maximum
and minimum values; and the number of

samples available to represent

each quality parameter of
the seam.

Coal samples that

were deemed

by MM&A geologists

to be unrepresentative

were not
used

for

statistical

analysis

of

coal

quality,

as

documented

in

the

tabulations.

A

representative
group of drill hole

samples from the Property

were then checked against the original

drill laboratory
reports to verify accuracy and correctness.
The amount and areal extent of coal sampling

for geological data is generally sufficient to represent
the quality characteristics of

the coal horizons

and allow for

proper market placement of

the subject
coal seams.

For some of

the coal deposits

there are considerable laboratory data

from core samples
that

are representative

of full

extent

of the

resource

area;

and for

others

there are

more

limited
data

to

represent

the

resource

area.

For

example,

in

the

active

operations

with

considerable
previous

mining, there

may

be limited

quality data

within some

of the

remaining resource

areas;
however,

in those

cases the

core sampling

data can

be supplemented

with operational

data from
mining and shipped quality samples representative of the resource area.
10.2
Relationship of Tests

to the Whole
The extensive

sampling and

testing procedures

typically followed

in the

coal

industry result

in an
excellent

correlation

between

samples and

marketable

product.

The Upper

Freeport

seam has

a
long

history

of

saleable

production

in

the

high-volatile

metallurgical

and

thermal

markets,
consistent

with

exploration

results.

Degradation

of

coking

coal

characteristics

over

time

is

not
anticipated to be an issue.
10.3 Lab Information
Each sample

is analyzed

at area

Laboratories

that operate

in accordance

with procedures

defined
under ASTM standards including, but not limited to; washability (ASTM D4371); ash (ASTM D3174);
sulfur (ASTM

D4239); Btu/lb.

(ASTM D5865);

volatile matter

(ASTM D3175);

Free Swell

Index (
FSI )
(ASTM D720).

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 26
10.4 Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.
11
Mineral Resource Estimates
MM&A independently created

a geologic model to define

the coal resources at

the Property.

Coal
resources were estimated

as of December 31, 2022.
11.1 Assumptions, Parameters and Methodology
Geological

data

was

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological

modelling
software

in the

form

of Microsoft
®

Excel

files incorporating,

drill hole

collars,

seam and

thickness
picks, bottom

seam elevations

and raw

and washed

coal quality.

These data

files were

validated
prior to importing into the software.

Once imported, a geologic model was created, reviewed, and
verified with

a key

element being

a gridded model

of coal

seam thickness.

Resource tonnes

were
estimated by using the

seam thickness grid

based on each valid

point of observation and

by defining
resource confidence arcs around the

points of observation.

Points of observation for Measured

and
Indicated

confidence

arcs

were

defined

for

all

valid

drill

holes

that

intersected

the

seam

using
standards

deemed acceptable

by MM&A

based on

a detailed

geologic evaluation

and a

statistical
analysis

of

all

drill

holes

within

the

projected

reserve

areas

as

described

in
Section

11.1.1
.

The
geological

evaluation

incorporated

an

analysis

of

seam

thickness

related

to

depositional
environments, adjacent roof and floor lithologies, and structural influences.
After validating coal seam data and establishing correlations, the thickness and elevation for seams of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative

structural
simplicity

of

the

deposits

and

the

reasonable

continuity

of

the

tabular

coal

beds,

the

principal
geological

interpretation

necessary

to

define

the

geometry

of

the

coal

deposits

is

the

proper
modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are

deemed

by
MM&A to be reasonably sufficient within the resource areas.

Therefore, there is a reasonable level
of confidence in the geologic

interpretations required for coal resource determination based on the available data

and the techniques applied to the data.
Table 11-1

below provides the geological mapping and

coal tonnage estimation criteria used for the
coal resource

and reserve

evaluation.

These cut-off

parameters

have

been developed

by MM&A
based on

its experience

with the

Coronado properties

and are

typical of

mining operations

in the
Northern Appalachian Coal

Basin.

This experience includes

technical and economic

evaluations of
numerous

properties

in the

region

for

the

purposes of

determining

the

economic

viability of

the
subject coal reserves.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 27
Table 11-1:

General Reserve and Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource
Reliability Categories Reserve (Proven and Probable) To better reflect geological conditions of the coal deposits, distance between points of observation are
standard USGS (in meters), respectively, for measured
and indicated and inferred.
Effective Date of Resource
Estimate
December 31, 2022
Effective Date of Reserve Estimate December 31, 2022
Seam Density Variable, dependent upon seam characteristics (based on available drill hole quality).

In the absence of
laboratory data, estimated by (1) assuming specific
gravity of 1.30 for coal and 2.25 to 2.5 for rock
parting, or (2) 1280 kg/m
3
to 1324 kg/m
3

for a "clean"
seam)
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Pangburn was mapped at 0.92-meter cutoff in
conjunction with Coronado mine plan.
Minimum Mining Thickness 1.4 meters
Minimum In-Seam Wash Recovery
40 percent

Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within reserve
area, or in the absence of laboratory washability data,
based on estimated visual recovery using specific
gravities noted above and 95 percent yield on "clean"
coal
Out-of-Seam Dilution Thickness
for Run-of-Mine Tonnes Applied
to Coal Reserves
0.05 meters minimum 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 61-meter distance from abandoned mines and sealed or pillared areas.
Adjustments Applied to Coal
Reserves
6 percent moisture increase; 5 percent preparation
plant inefficiency
Note:

Exceptions for

application of

these criteria

to resource

and reserve

estimation are

made as

warranted and

demonstrated by

either actual

mining
experience or detailed data

that allows for empirical

evaluation of mining conditions.

Final classification of coal

reserve is made based on

the pre-
feasibility evaluation.
11.1.1 Geostatistical Analysis
MM&A completed a

geostatistical analysis on drill

holes within

the reserve boundaries

to determine
the applicability of the common United States classification system for measured and indicated and inferred coal resources.

Historically,

the United States has assumed that coal within 0.4-kilometers of a point of

observation represents a measured resource whereas coal

between 0.4 kilometers and
1.2

kilometers

from

a

point

of

observation

is

classified

as

indicated.

Inferred

resources

are
commonly

assumed

to

be

located

between

1.2

kilometers

and

4.8

kilometers

from

a

point

of
observation.

Per

SEC regulations,

only measured

and

indicated

resources

may

be considered

for
reserve classification, respectively as proven and probable reserves.
MM&A

performed

a

geostatistical

analysis

test

of

the

Mon

Valley

data

set

using

the

Drill

Hole
Spacing Analysis

(
DHSA
) method.

This method

attempts

to quantify

the uncertainty

of applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides
recommendations

for determining

the distances

between drill

holes for

measured, indicated,

and
inferred resources.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 28
To

perform DHSA the data

set was processed to remove

any erroneous data points,

clustered data
points, as

well as

directional trends.

This was

achieved through

the use

of histograms,

as seen

in
Figure 11-1
, color coded scatter

plots showing the geospatial positioning

of the borings,
Figure 11-
2 , and trend analysis.
Figure 11-1: Histogram of the Total

Seam Thickness
for the Upper Freeport Seam Present in the Mon
Valley Complex
Figure 11-2: Scatter plot of the Total Seam
Thickness for the Upper Freeport Seam Present
in the Mon Valley Complex
Following the completion of

data processing, a variogram

of the data set was

created,
Figure 11-3
.

The

variogram

plots average

square difference

against

the separation

distance

between

the data
pairs.

The

separation

distance

is broken

up into

separate

bins defined

by a

uniform

lag distance
(e.g., for

a lag

distance of

152 meters

the bins

would be

0 –

152 meters,

153 –

305 meters,

etc.).

Each pair of data points that are less than one lag distance apart are reported in the first bin.

If the
data

pair

is

further

apart

than

one

lag

distance

but

less

than

two

lag

distances

apart,

then

the
variance is reported in the second bin.

The numerical average for differences

reported for each bin
is then plotted on the variogram.

Care was taken to

define the lag distance in such a way

as to not
overestimate any nugget effect

present in the data set.

Lastly, modeled equations, often spherical,
gaussian, or

exponential, are

applied to

the variogram

in order

to represent

the data

set across

a
continuous spectrum.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 29
Figure 11-3:

Variogram of the Total

Seam Thickness for the Upper Freeport Seam

Present in the Mon Valley Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as well
as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the

variance

from
applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was

taken

to
ensure any nugget effect present was added back

into the data.

This process was repeated for each
test block size.
The final step of the process

is to calculate the

global estimation variance.

In this step the number
square

blocks that

would fit

inside the

selected study

area is

determined for

each block

size that
was

investigated

in the

previous

step.

The estimation

variance

is then

divided by

the number

of
blocks that

would fit

inside the

study area

for

each test

block size.

Following this

determination,
the data is then transformed back to represent

the relative error in the 95
th
-percentile range.
Figure 11-4
shows the results

of the

DHSA performed on

the Upper Freeport

data for the

Mon Valley
Complex.

DHSA provides hole

to hole

spacing values,

these distances need

to be converted

to radius
from a central point in order to

compare to the historical standards.

A summary of the radius data
is shown

in
Table

11-2
.

DHSA prescribes

measured, indicated,

and inferred

drill hole

spacings be
determined at the 10-percent, 20-percent, and 50-percent

levels of relative error,

respectively.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 30
Figure 11-4:

Result of DHSA for the Upper Freeport Seam Present in the Mon Valley Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.72 1.42 3.53
Spherical: 0.72 1.42 3.53
Exponential: 0.75 1.43 3.49
Comparing

the

results

of

the

DHSA

to

the

historical

standards,

it

is

evident

that

the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with

regards

to
determining measured resources.

The Gaussian and Spherical

models recommend using a radius

of
0.72 kilometers

for

measured resources

compared to

the historical

value of

0.4 kilometers.

With
respect

to

indicated

resources

the

DHSA

falls

in

line

closely

with

the

historical

standards.

The
Exponential model recommends using a radius of 1.43

kilometers, while the Spherical and Gaussian
models recommend a radius of 1.42

kilometers, respectively.

These values line up closely with the
historical radius

of 1.2 kilometers.

These results have

led the QPs

to report the

data following

the
historical classification standards, rather

than use the results of the DHSA.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 31
11.2 Qualified Person’s Estimates
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

Based on the work described and detailed modelling of the areas considering all
the parameters

defined, a

coal resource

estimate,

summarized

in
Table

11-3
, was

prepared

as of
December 31, 2022, for property controlled by Coronado.
Table 11-3:

Coal Resources Summary as of December 31, 2022

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur%
VM%
Inclusive of Reserve 291.0 213.5 9.3 513.8
31 1.4 26
Exclusive of Reserve 0.0 0.0 0.0 0.0
Total 12/31/2022 291.0 213.5 9.3 513.8
Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Mon Valley properties do not have any resource tonnes exclusive of reserves as of December 31, 2022.
11.3 Qualified Person’s Opinion
While

there

is

some

level

of

stratigraphically

controlled

seam-thickness

variability

due

to

sand
channels,

etc.,

the

Upper

Freeport

coal

seam

on

the

mine

property

at

Mon

Valley

demonstrate
reasonable thickness consistency

according to

the classification system

of
measured

(0 kilometers
– 0.4

kilometers),
indicated

(0.4 kilometers

to 1.2

kilometers),

and
inferred

(1.2 kilometers

to 4.8
kilometers).

MM&A geologists and

engineers modeled

the deposit

and delineated

mineable regions
to

reflect

the nature

of each

seam and

the practicality

of mining

constraints.

Based on

MM&A’s
geostatistical

analysis,

it

would

be

possible

to

extend

the

measured,

indicated

and

inferred

arcs
slightly beyond

historically accepted

practices due to

consistent geological

settings.

The QPs have
again

elected

not

to

extend

arc

distances,

introducing

a

level

of

conservatism

in

measured

and
indicated coal classification.
Based on the data

review,

the attendant work

done to verify the data

integrity and the creation

of
an

independent

geologic model,

the

QPs

believe

this

is a

fair

and

accurate

representation

of the
Mon Valley coal resources.
12
Mineral Reserve Estimates
12.1 Assumptions, Parameters and Methodology
Coal Reserves are classified as proven

or
probable

considering “modifying factors” including mining,
metallurgical, economic, marketing, legal,

environmental, social, and governmental

factors.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 32
>
Proven Coal Reserves

are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based
on appropriate assessment and studies in consideration of and adjusted for reasonably
assumed modifying factors.

These assessments demonstrate that extraction

could be
reasonably justified at the time of reporting.

>
Probable Coal Reserves

are the economically mineable part of an indicated coal resource, and in some circumstances a measured coal resource, adjusted

for diluting materials and
allowances for losses when the material is mined.

It is based on appropriate assessment and
studies in consideration of and adjusted for

reasonably assumed modifying factors.

These
assessments demonstrate that extraction

could be reasonably justified at the time of reporting.
Upon completion of delineation

and calculation of coal

resources, MM&A generated a LOM plan

for
each of the projected

mines within the Mon Valley

Complex.

The footprint of

each reserve area

is
shown on the maps in Appendix B
.

The mine plans were generated based on the

forecast mine plan
and

permit

plan

provided

by

Coronado

with

modifications

by

MM&A

where

necessary

due

to
current

property

control

limits,

modifications

to

geologic

mapping,

or

other

factors

determined
during the evaluation.
Carlson Mining

software was

used to

generate

the LOM

plan for

Mon Valley.

The mine

plan was
sequenced

based

on

productivity

schedules

provided

by

Coronado.

MM&A

determined

the
productivity

estimates

and

plans

to

be

reasonable

based

on

experience

and

current

industry
practice.
At

the Mon

Valley

mines, a

minimum mining

height

of 1.4

meters

was

generally

used due

to the
continuous mining method

being employed;

however, Pangburn was mapped at

a 0.92-meter cutoff
in

conjunction

with

the

Coronado

mine

plan.

For

coal

seams

thinner

than

the

assigned

mining
height, the difference between the coal seam height and assigned mining height consists of out-of-
seam

dilution

(
OSD
).

Mine

recovery

generally

varies

between

40

percent

and

55

percent

for
continuous mining panels.

Plant recovery is

a function

of in-seam

recovery, OSD and plant efficiency
factor,

which is set at 95 percent.

Typical entry width is 5.8 meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into

Microsoft
®
EXCEL spreadsheets

and summarized

on an

annual basis

for processing

into the

economic model.

Average seam densities were

estimated to determine raw

coal tonnes produced

from the LOM

plan.

Average mine recovery

and wash recovery factors were

applied to determine coal reserve tonnes.

Coal

reserve

tonnes

in

this

evaluation

are

reported

at

a

6.0

percent

moisture

and

represent

the
saleable product from the Property.

Pricing data

as provided

by Coronado

is described

in
Section 16.2
.

The pricing

data

assumes HVB
domestic and

export FOB-mine

prices of

approximately $130 and

$114 per

metric tonne

for calendar
year 2028.

HVB domestic and export

prices respectively increase to

approximately $204

and $178
per metric tonne through year 2050, and then increased by 2% annual inflation thereafter.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 33
The coal resource mapping and estimation process, described in the report, was used as a basis for
the coal reserve

estimate.

Proven and

probable coal

reserves were

derived from

the defined coal
resource

considering

relevant

processing,

economic

(including

technical

estimates

of

capital,
revenue, and cost), marketing,

legal, environmental, socio-economic, and

regulatory factors and are
presented on a moist, recoverable

basis.
As is customary

in the USA, the categories

for proven

and probable coal reserves

are based on the
distances

from

valid

points

of

measurement

as

determined

by

the

QPs

for

the

area

under
consideration.

For this

evaluation, measured

resource, which

may convert

to a

proven reserve,

is
based on a 0.4-kilometer radius from a valid point of observation.
Points

of observation

include exploration

drill holes,

degas holes,

and mine

measurements which
have been fully vetted

and processed into a

geologic model.

The geologic model is based on seam
depositional modeling, the

interrelationship of overlying and

underlying strata on seam mineability,
seam thickness trends,

the impact of seam

structure (i.e., faulting),

intra-seam characteristics,

etc.

Once

the

geologic

model

was

completed,

a

statistical

analysis,

described

in
Section

11.1.1

was
conducted

and

a

0.4-kilometer

radius

from

a

valid

point

of

observation

was

selected

to

define
Measured Resources.

Likewise,

the distance

between 0.4

and 1.2 of

a kilometer

radius was

selected to

define Indicated
Resources.

Indicated Resources may convert

to Probable Reserves

Inferred Resources (greater

than a 1.2-kilometer radius from a valid point of observation) are to be excluded from Reserve consideration.
12.2 Qualified Person’s Estimates
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tons presented in Table 11-3
, and not in addition to coal resources.

Coal reserves are presented on
a ROM basis in
Table

12-1
.

Proven and probable

coal reserves were

derived from the defined

coal
resource considering

relevant mining,

processing, infrastructure,

economic (including estimates

of
capital, revenue, and cost), marketing, legal,

environmental, socio-economic and regulatory factors.

The coal reserves, as shown in Table 12-2 , are based on a technical evaluation of the geology and a preliminary

feasibility

study

of

the

coal

deposits.

The

extent

to

which

the

coal

reserves

may

be
affected by any

known environmental, permitting, legal,

title, socio-economic, marketing, political,
or other relevant issues has been reviewed

rigorously.

Similarly, the extent

to which the estimates
of

coal

reserves

may

be

materially

affected

by

mining,

metallurgical,

infrastructure

and

other
relevant factors

has also been considered.
Table 12-1:

Coal Summary (ROM Basis (Moist)) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Mt, Moist ROM)

By Reliability Category By Mining Type By Control Type Quality (Dry)
Area / Mine Proved Probable Total Surface UG Owned Leased Ash Sulfur Vol
Mon Valley 113.9 83.2 197.1 0.0 197.1 195.7 1.4 37 1.4 23

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 34
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 (Mt)

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Property Proven Probable Total Surface UG Owned Leased Ash% Sulfur% VM%
Mon Valley 77.8 56.6 134.4 0.0 134.4 133.4 1.0 8 1.4 35

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.
The

results

of

this

TRS

define

an

estimated

134.4

Mt

of

proven

and

probable

marketable

coal
reserves.

Of that total, 58 percent are proven, and 42 percent are probable.

There are 133.4 Mt of
owned

coal

reserves

and

1.0

Mt

of

leased

coal

reserves.

All

of

the

Mon

Valley

reserves

are
considered

to

be

suitable

for

the

metallurgical

coal

market.

All

of

the

Mon

Valley

reserves

are
unassigned.
12.3 Qualified Person’s Opinion
The

estimate

of coal

reserves was

determined

in accordance

with the

JORC

Code along

with SEC
Regulation S-K 1300.
The LOM

mining plans

for Mon

Valley

were prepared

to the

level of

preliminary feasibility.

Mine
projections

were

prepared,

and

timing

scheduled

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the

coal
reserve

area.

Coal reserve

estimates

could be

materially

affected

by the

risk factors

described in
Section 22.2 .
Based on the Preliminary Feasibility Study

and the attendant Economic Review, the QPs believe this
is a fair and accurate calculation of the Mon Valley

coal reserves.
13
Mining Methods
Three separate underground mine areas were modeled and tested economically for the Mon Valley
Complex.

Once the Resources were calculated,

mine plans were created to

project operating each
resource

area to

depletion, with

crews

and equipment

scheduled to

move

to

subsequent

mining
areas as depletion occurs.

Underground mine operations are projected to

be exhausted in 2100.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 35
13.1 Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar
stability

was

tested

by MM&A

using the
Analysis of

Coal Pillar

Stability

(ACPS)

program

that

was
developed by the
National Institute for Occupational Safety and

Health (
NIOSH )
.

MM&A reviewed
the results from the ACPS analysis and considered them in the development of the LOM plan.
Hydrology is not

expected to be

an issue of concern at

Mon Valley.

Extensive mining has occurred
in the Pittsburgh seam,

183 meters above the Upper

Freeport horizon.

The Upper Freeport coal

has
been mined

in the

region—based on

successful historical

mining in

comparable

geologic settings,
material impacts related to hydrology

are not anticipated to be of concern.
13.2 Production Rates
The Mon Valley Complex is not

yet active, with three

distinct mines and preparation plants

planned.

The

mine

plan

and

productivity

expectations

reflect

historical

performance

of

similar

operations
and efforts have been made to adjust the

plan to reflect future conditions.

MM&A is confident that
the mine plan

is reasonably representative to provide

an accurate estimation of

coal reserves.

Mine
development and operation has not been optimized within the TRS.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday through

Friday plus

every other

Saturday with

allowances for

holidays.

On each day,

the
continuous mining

sections produce coal

on two shifts;

the third shift

is reserved for

maintenance
and mine conveyor

belt and power

moves.

The sections are

configured as full

super sections with
two continuous

miners per

section.

Productivity is

planned at

the rate

of 272

meters

of advance
per shift for

the super sections.
Carlson Mining software was used

by MM&A to generate mine plans

for the underground mineable
coal

seam.

Mine

plans

were

sequenced

based

on

productivity

schedules

provided

by

Coronado,
which

were

based

on

historically

achieved

productivity

levels.

All

production

forecasting

ties
assumed production rates

to geological models as

constructed by MM&A’s

team of geologists

and
mining engineers.
As shown in
Table

13-1
, the areas

planned for

underground mines

produce coal

until 2100.

Clean
coal production varies directly with coal thickness.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 36
Table 13-1:

Production Summary by Mine by Year (000)
Mine Name 2023 2024 2025 2026 2027 2028 2029 2030
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 0 0 0 0 0 0 0 0

Total
0 0 0 0 0 0 0 0

Mine Name 2031 2032 2033 2034 2035 2036 2037 2038
Pangburn 0 399 1,810 1,875 1,958 2,029 2,030 1,695
Fallowfield 0 0 0 0 0 0 0 0
Shaner 0 0 0 0 0 0 0 367

Total
0 399 1,810 1,875 1,958 2,029 2,030 2,062

Mine Name 2039 2040 2041 2042 2043 2044 2045 2046
Pangburn 1,339 637 603 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 620 1,125 1,763 1,804 1,724 1,717 1,641 1,719

Total
1,960 1,762 2,366 1,804 1,724 1,717 1,641 1,719

Mine Name 2047 2048 2049 2050 2051 2052 2053 2054
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 0 0 0 0 0 0
Shaner 1,657 1,582 1,704 1,656 1,732 1,702 1,596 1,642

Total
1,657 1,582 1,704 1,656 1,732 1,702 1,596 1,642

Mine Name 2055 2056 2057 2058 2059 2060 2061 2062
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 0 0 859 1,780 2,009 2,006 1,987 1,814
Shaner 1,750 1,751 1,750 1,796 1,723 1,839 1,775 1,674

Total
1,750 1,751 2,609 3,576 3,732 3,846 3,762 3,488

Mine Name 2063 2064 2065 2066 2067 2068 2069 2070
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,657 1,861 1,893 1,894 1,869 1,869 1,707 1,893
Shaner 1,733 1,605 1,504 1,067 957 610 612 395

Total
3,390 3,466 3,397 2,961 2,826 2,479 2,318 2,289

Mine Name 2071 2072 2073 2074 2075 2076 2077 2078
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,438 1,988 1,993 1,822 1,903 1,864 1,911 1,708
Shaner 0 0 0 0 0 0 0 0

Total
1,438 1,988 1,993 1,822 1,903 1,864 1,911 1,708

Mine Name 2079 2080 2081 2082 2083 2084 2085 2086
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,931 1,757 1,563 2,034 1,423 2,073 1,485 1,798
Shaner 0 0 0 0 0 0 0 0

Total
1,931 1,757 1,563 2,034 1,423 2,073 1,485 1,798

Mine Name 2087 2088 2089 2090 2091 2092 2093 2094
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,340 1,684 1,466 1,808 1,184 1,485 1,462 1,584
Shaner 0 0 0 0 0 0 0 0

Total
1,340 1,684 1,466 1,808 1,184 1,485 1,462 1,584

Mine Name 2095 2096 2097 2098 2099 2100 2101 2102
Pangburn 0 0 0 0 0 0 0 0
Fallowfield 1,229 1,570 1,590 1,258 831 356 0 0
Shaner 0 0 0 0 0 0 0 0

Total
1,229 1,570 1,590 1,258 831 356 0 0

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 37
13.3 Mining Related Requirements
A mine plan with

sequenced mining projections was prepared for each logical

mining unit.

For each
mine

plan,

the

appropriate

number

of

production

units

is

selected

for

the

resource

area,

and

a
productivity

level

assigned,

expressed

in

meters

of

advance

per

unit-shift

of

production.

The
productivity is

based on

the equipment

and personnel

configuration,

mining height

and expected
physical conditions.
13.4 Required Equipment and Personnel
Production

from

the proposed

Mon Valley

Complex

mines will

be conducted

using the

room

and
pillar method,

utilizing continuous miners

and haulage

using shuttle cars

to a

feeder-breaker located
at the

tail of

the section

conveyor

belt.

The feeder-breaker

crushes large

pieces of

coal and

rock
and regulates

coal feed

onto

the mine

conveyor.

Roof-bolting

machines are

used to

support the
roof

on the

continuous miner

sections.

Roof-bolting

machines are

used to

install

roof

bolts,

and
battery scoops are available to clean the

mine entries and assist

in delivery of mine

supplies to work
areas.

Other

supplemental

equipment,

such

as

personnel

carriers,

supply

vehicles,

etc.,

are

also
used daily.
Mine conveyors typically range in width

up to 1.5

meters.

Multiple belt flights

are arranged in series
to deliver raw coal to the underground storage.

Along the main and sub-main entries and panels, a
travel way

is provided for

personnel and materials

by rubber-tired

equipment or on rail.

The Mon
Valley

mines will use

conveyors

to transport

ROM coal from

the underground

production sections
to

the

surface

where

the

coal

may

be

sampled,

crushed,

washed

in

the

preparation

plant,

and
stockpiled to await shipment.

Surface

ventilation

fans

are

installed

as

needed

to

provide

a

sufficient

volume

of

air

to

ventilate
production sections, coal

haulage and transport

entries, battery charging stations, and

transformers
in accordance with approved plans.

High-voltage cables deliver power throughout the mine where
transformers reduce voltage for specific equipment

requirements.

The Mine

Improvement and New
Emergency Response Act of 2006

(
MINER Act ) requires that carbon monoxide detection systems be installed

along

mine

conveyor

belts

and

that

electronic

two-way

tracking

and

communications
systems

be

installed

throughout

underground

mines.

Water

is

required

to

control

dust

at
production sections and along conveyor

belts, and to cool electric motors.

Water is available

from
nearby sources and is distributed within the mine by pipelines as required.
13.4.1
Mine:

Pangburn
The Pangburn mine is proposed to start in 2032 with

three continuous mining sections.

The Upper
Freeport

seam

will

be

accessed

via

decline

slope

and

vertical

shaft.

This

mine

will

produce
metallurgical coal from leased and owned mineral.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 38
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt and

power moves.

Each section

is configured as

full supersection

with two

continuous
miners available

for production.

Productivity is

planned at

the rate

of 272

meters of

advance per
shift for the super sections.

A total of 203 employees are assigned to the mine.
Principal production equipment on

each section includes two continuous

miners, two roof

bolters,
four shuttle

cars, and two

scoops.

Coal is extracted

from the production

face with the

continuous
miner and hauled to the mine conveyor in shuttle cars.

At the conveyor belt, the coal is discharged
from the shuttle cars onto a

feeder breaker for transfer onto the conveyor.

The conveyors carry the
coal outside, where

it is transported

via overland conveyor

to the proposed

Pangburn preparation
plant and barge load-out on the Monongahela River.

Rail access is provided by a
CSX rail line.
The proposed Pangburn mine will be located approximately 1.6 kilometers south of the community of Elizabeth,

Pennsylvania.

Main paved

roads exist

both east

and west

of the

site.

The proposed
dock, located on the western boundary of the

proposed Pangburn permit area, is currently used for
bulk material transshipment.

The area has hosted

both industrial and residential

development for
an

extensive

time

period.

No

extraordinary

measures

or

expenses

will

be

required

to

establish
infrastructure or utilities at the Pangburn site.

The

preliminary

design

for

the

Pangburn

mine

surface

facilities

was

provided

by

Coronado.

The
facilities include offices, warehouses,

shops, and a bathhouse for personnel;

a preparation plant to
process ROM coal; a

refuse area with

a designed capacity

of approximately 35 million

refuse tonnes;
raw coal storage at the plant totaling

approximated 100,000 tonnes, clean coal storage

at the plant
site of

approximately

54,000 tonnes,

and three

clean coal

stockpiles adjacent

to the

dock loading
facility

on

the

Monongahela

River.

The

three

river

stockpiles

have

a

designed

capacity

of
approximately 266,000 tonnes.
A

study

completed

and

approved

through

the
Pennsylvania

Department

of

Environmental
Protection

on behalf

of Coronado

has

identified

a

Preferred

Site

for

refuse

disposal

at

Pangburn
with

capacity

of

22.6

million

cubic

meters.

MM&A’s

estimated

requirements

for

Pangburn

and
Shaner combined is 29.7 million tonnes or approximately 13.2 million cubic meters.
The preliminary design layout of the Pangburn facilities is shown Figure 13-1 .

Loadout Site
MONONGAHELA RIVER
N
CLEAN COAL
266,000 tonnes
MET COAL
STOCKPILE
FEED CONV.
MIDDLINGS
STOCKPILE
FEED CONV. 1
PLANT POWER
SUBSTATION
120'D
THICKENER
CLEAN COAL
54,000 tonnes
PREP
PLANT
D.S. ROM &
MIDDLINGS
LOADOUT BIN
Bunola River Rd.
FINE
REFUSE
PRESS
BLDG.
TRANSFER
BLDG.
REFUSE
TRANSFER
BLDG. 1
DIRECT SHIP
LOADOUT CONV.
REFUSE
OVERLAND
CONV. 1
HOIST HOUSE
SCREENING &
SIZING BLDG.
Plant Site
REFUSE OVERLAND CONV. 2
MAINT
SHOP
OFFICE
WAREHOUSE
SUPPLY
YARD
MINE POWER
SUBSTATION
Slope Site
RAW COAL
100,000 tonnes
REFUSE LOADOUT
Pangburn Hollow Rd.
Mined Rock Storage
Area
PRODUCION /
SERVICE SLOPE
Proposed Pond
SHOP
WAREHOUSE
OFFICE
STORAGE
MINE POWER
SUBSTATION
BATH HOUSE
VENTILATION FAN
Shaft Site
Existing EQT Well Road
0
240
Meters

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 39
Figure 13-1:

Proposed Pangburn Plant and Mine Site Infrastructure
13.4.2 Mine: Shaner
The

Shaner

mine

is

a

proposed

mine

in

the

Upper

Freeport

seam

and

is

scheduled

to

begin
production in 2038 as the Pangburn reserve is depleted.

This mine is a metallurgical coal operation
on leased and owned mineral property.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor

belt

and

power

moves.

All

three

sections

are

full

super

sections

with

two

continuous
miners per

section.

Productivity is

planned at

the rate

of 272

meters of

advance per

shift for

the
super sections.

A total of 203 employees are assigned to the mine.
Principal production equipment per section includes two continuous miners,

two roof bolters, four
shuttle cars, and two scoops.

Coal is extracted from the production face with the continuous miner

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 40
and hauled to the

mine conveyor

in shuttle cars.

At the conveyor

belt, the coal is

discharged onto
a feeder breaker for transfer onto the conveyor.

The conveyors carry the coal to the outside and to
the preparation plant and load-out.
The Shaner

mine will

be located approximately 1.6

kilometers north of

the community

of Sutersville,
Pennsylvania,

between

the

Youghiogheny

and

Monongahela

Rivers.

Numerous

improved

roads
traverse the Property.

An additional shaft

and slope will

be required to access

Upper Freeport seam
reserves

west

of the

Monongahela

River,

accessed across

the 1
st

Street bridge

and Douglass

Run
Road.

The

immediate

vicinity

of

the

proposed

Shaner

surface

facilities

is

well

developed;

no
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield

site.

Due

to

the

projected

starting

date

for

the

Shaner

mine,

no

detailed

design

of
infrastructure or

surface facilities has

been completed to date.

The proposed mines are

located in
the

Appalachian

Basin,

which

has

an

extensive

history

(>100

years)

of

coal

mining.

There

is

a
sufficient population base

within commuting

distance of

the proposed

operations; no Camp

or Town
construction

will

be

required.

Mine

opening

capital

expenditures

are

included

in

the

MM&A
financial model.
Due to the projected start-up

date of the Shaner

mine, no permit work

has been completed to date.

The proposed mine

is located in

an area with

a long

history of coal

mining, with

numerous permitted
operations in close proximity.

Coal mining permits are routinely obtained in this region; a 2-year to
3-year

lead time

is recommended.

Estimated

expenditures for

mine closure

and site

reclamation
are included in the financial model for each mine or plant site.
Infrastructure for Shaner will resemble that

shown in
Figure 13-1

for Pangburn.
13.4.3 Mine: Fallowfield
The

Fallowfield

mine

is

proposed

to

start

in

2057

with

three

production

sections.

The

Upper
Freeport

seam

will

be

accessed

via

a

decline

slope

and

vertical

shaft.

This

mine

will

be

a
metallurgical coal operation on leased and owned mineral

property.
Production

is

scheduled

for

approximately

273

days

each

year,

which

represents

production

on
Monday

through

Friday

and

every

other

Saturday.

On

each

day,

three

production

sections

are
scheduled

to

produce

coal

on

two

shifts;

the

third

shift

is

reserved

for

maintenance

and

mine
conveyor belt and power

moves.

The sections are

configured as super sections

with two continuous
miners available

for production.

Productivity is

planned at

the rate

of 272

meters of

advance per
shift of operation.

A total of 203 employees are assigned to the mine.
Principal production equipment includes

two continuous miners, two roof bolters, four shuttle

cars,
and two scoops.

Coal is extracted from

the production face with the

continuous miner and hauled
to the mine

conveyor in

shuttle cars.

At the conveyor

belt, the coal

is discharged from

the shuttle
cars

onto

a feeder

breaker

for transfer

onto the

conveyor.

The conveyors

carry the

coal outside,
where

it

is

transported

to

the

Fallowfield

preparation

plant

and

truck

load-out

via

overland
conveyor.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 41
The

Fallowfield

property

boundary

is

traversed

by

the

four-lane

limited-access

Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation facilities
have

existed

in

the

immediate

vicinity

of

the

proposed

Fallowfield

surface

facilities.

No
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield site.

Due to the

projected starting

date for

the Fallowfield

mine, no detailed

design of
infrastructure or

surface facilities has

been completed to date.

The proposed mines are

located in
the Appalachian

Basin, which

has an

extensive history (greater than

100 years) of

coal mining.

There
is a sufficient population

base within commuting distance

of the proposed operations;

no Camp or
Town

construction will be required.

Mine opening capital expenditures are

included in the MM&A
financial model.
Due to the projected

start-up date

of the Fallowfield mine,

no permit work has been

completed to
date.

The proposed

mine is

located

in an

area with

a long

history of

coal mining,

with numerous
permitted

operations

in

close

proximity.

Coal

mining

permits

are

routinely

obtained;

a

two-

to
three-year

lead

time

is

recommended.

Estimated

expenditures

for

mine

closure

and

site
reclamation are included in the financial model for each mine or plant site.
Infrastructure for Fallowfield

will resemble that shown in
Figure 13-1

for Pangburn.
14
Processing and Recovery Methods
14.1 Description or Flowsheet
Due

to

the

projected

starting

date

for

the

Mon

Valley

Complex,

only

preliminary

design

of
preparation

plant

or

associated

material

handling

facilities

has

been

initiated

to

date.

Coal
processing

is

a

well

understood

science—it

is

anticipated

that

typical

coal

sizing,

cleaning

and
dewatering

equipment

will

be

utilized

for

processing

of

run-of-mine

coal

at

Pangburn,

including
combinations of

vibratory screens,

classifying cyclones, heavy

media baths, heavy

media cyclones,
spirals,

froth

flotation,

and

drain-and-rinse

screens,

screen-bowl

centrifuges,

among

others.

No
novel technologies will be required to process run-of-mine

material.

14.2
Requirements for Energy,

Water,

Material and Personnel
The Mon Valley property has sources

of water,

power,

personnel, and supplies readily available for
use.

Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Allegheny,
Washington, and

Westmoreland Counties, and have

proven to be adequate

in numbers to operate
the mines.

As mining is common in the surrounding

areas, the workforce

is generally familiar

with
mining practices, and

many are experienced

miners.

Water is

expected to be

sourced locally from
nearby public

water

sources or

rivers.

Electricity is

anticipated

to be

sourced from

West

Penn
or
Duquesne

Light.

The

service

industry

in

the

areas

surrounding

the

proposed

mine

complex

has
historically

provided

supplies,

equipment

repairs

and

fabrication,

etc.

Barge

transport

on

the
Monongahela River/Ohio River

system will

serve as the main means

of product transport from

the

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 42
mine,

and

currently

serve

as

a

means

of

coal

transportation

for

neighboring

Pittsburgh

seam
operations.
15
Infrastructure
Due

to

the

projected

starting

date

for

the

Mon

Valley

mines,

only

conceptual

design

of
infrastructure and surface facilities has

been completed to date.

The proposed Pangburn mine will be located approximately 1.6 kilometers south of the community of Elizabeth, PA.

Main paved roads exist both

east and west of

the site.

The proposed dock, located
on the western boundary of the proposed Pangburn permit area, is currently used for bulk material
transhipment.

The area

has hosted

both industrial

and residential

development

for

an extensive
time period.

No extraordinary measures or expenses will be

required to establish infrastructure

or
utilities at the Pangburn site.

The Shaner

mine will

be located approximately 1.6

kilometers north of

the community

of Sutersville,
PA,

between the Youghiogheny

and Monongahela Rivers.

Numerous improved

roads traverse

the
Property.

An additional

shaft and

slope will

be required

to access

Upper Freeport

seam reserves
west of the Monongahela

River,

accessed across the 1
st

Street bridge and Douglass

Run Road.

The
immediate

vicinity

of

the

proposed

Shaner

surface

facilities

is

well

developed;

no

extraordinary
measures or expenses will be required to establish

infrastructure or utilities at the Shaner site.
The

Fallowfield

property

boundary

is

traversed

by

the

4-lane

limited-access

Mon-Fayette
Expressway in addition

to numerous improved

roads.

Previous mining and

coal preparation facilities
have

existed

in

the

immediate

vicinity

of

the

proposed

Fallowfield

surface

facilities.

No
extraordinary

measures

or

expenses

will be

required

to

establish

infrastructure

or utilities

at

the
Fallowfield site.

Due to the

projected starting

date for

the Fallowfield

mine, no detailed

design of
infrastructure or surface facilities

has been completed to date.

A CSX

rail line

and loadout on

the Monongahela

River as

well as

barge transportation

on the

river
are expected to serve as the primary means of transport for produced coal.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
16
Market Studies
16.1 Market Description
The quality

characteristics for

the subject

coal resources

and coal

reserves have

been reviewed

in
detail

by MM&A.

The drill

hole data

were

utilized to

develop

average

coal quality

characteristics
for

the mining

site.

These average

coal

quality characteristics

were

then utilized

as the

basis for
determining the various markets into which the saleable coal will likely be placed.

The projected quality specifications for the Mon Valley

products are as shown in
Table 16-1 .
Table 16-1:

Quality Specifications by Product

HVB
Moisture (%) 7.50
Ash (%) 7.50
Sulfur (%) 1.2
Volatile Matter (%) 35
Btu/lb. N/A
Fluidity (ddpm) 26,000
MMR (%) 0.98
CSR 55
FSI 7.50
Note:

All Specs are dry basis except Moisture.

Life-of-
mine sulfur for Pangburn is an estimated 1.21%; however,
overall Mon Valley Complex reserve average is 1.36%
sulfur.
All of the mine production is projected to serve the metallurgical markets.

The metallurgical coal is
marketed

as a

high-volatile (typically

greater

than 31

percent

volatile matter

content) product

on
both the domestic and export markets.
16.2 Price Forecasts
Coronado provided

MM&A with

price forecasts

for its

active operations.

Customer coal

pricing is
derived

from

market

observed

forward

estimates

based

on

global economic

supply

and

demand
analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is

supplemented

with
Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and
port

charges.

MM&A

extrapolated

the

provided

data

for

the

greenfield

Mon

Valley

operations.

Concurrent with aforementioned quality parameters

in the preceding section, production from the
proposed operations

is assumed to

be sold in

high volatile

domestic and export

coal markets

with
respective percentages of 66 percent

and 34 percent.

The pricing data assumes HVB domestic and
export FOB-mine

prices of approximately

$130 and $114

per metric tonne

for calendar

year 2028.

HVB domestic

and export

prices respectively

increase to

approximately

$204 and $178

per metric
tonne through year 2050, and then increased by 2% annual inflation thereafter.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 44
Coal

price

forecasts

for

the

Mon

Valley

products

were

provided

by

Coronado

for

various

coal
markets in terms of US nominal dollars per metric tonne.
16.3 Contract Requirements
Some contracts are necessary for successful marketing of the coal.

For Mon Valley, since all mining,
preparation and marketing is done in-house, the remaining

contracts required are:
>
Transportation

– The Mine contracts with barge transportation

companies or with CSX Railroad
to transport the coal to either of the domestic customers

ports for overseas shipments.
>
Handling

– Contracts for loading vessels for export

sales are necessary.

These are typically
handled by annual negotiations based on projected shipments.
>
Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the market,
long-term contracts are not typically written.
17
Environmental Studies, Permitting and Plans,
Negotiations or Agreements with Local Individuals

17.1 Results of Studies
MM&A

is not

aware

of any

Phase

I Environmental

Site

Assessment

(
ESA
) completed

on the

Mon
Valley property on behalf

of Coronado.

Coronado reports not

having conducted such

a study.

Based
on our experience

with Coronado,

it is the

QPs’ opinion that

Coronado has a

generally typical

coal
industry

record

of

compliance

with

applicable

mining,

water

quality,

and

environmental

laws.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in the financial models.
17.2
Requirements and Plans for Waste

Disposal
A

study

completed

on

behalf

of

Coronado

has

identified

a

Preferred

Site

for

refuse

disposal

at
Pangburn

with

capacity

of

22.6

million

cubic

meters.

Estimated

requirements

for

Pangburn

and
Shaner combined is 29.7 million tonnes or approximately

13.2 million cubic meters.

Permitting for
such a facility is anticipated

to be achievable.
17.3 Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to

operate
mines, coal preparation and related facilities,

haul roads, and other incidental surface disturbances
necessary for

mining to

occur.

Permits

generally

require

that

the

permittee

post

a

performance
bond in

an amount

established by the

regulatory program to provide

assurance that any

disturbance
or liability

created during

mining operations

is properly

restored

to an

approved post-mining

land
use and

that all

regulations and

requirements

of the

permits are

fully satisfied

before

the bond

is
returned

to

the

permittee.

Significant

penalties

exist

for

any

permittee

who

fails

to

meet

the

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 45
obligations

of

the

permits

including

cessation

of

mining

operations,

which

can

lead

to

potential
forfeiture

of the bond.

Any company,

and its directors,

owners, and

officers, which

are subject to
bond forfeiture can be denied future permits under the program.
1
The refuse disposal

area will receive

combined coarse refuse

from the proposed

preparation plant
by conveyor belts.

The fine material will be

processed by filter press technology where the

majority
of the water is removed.

The filter cake material will be placed on the refuse conveyor for disposal
with the coarse portion of the refuse material.
New permits

or permit

revisions will occasionally

be necessary

to facilitate the

expansion or

addition
of new

mining areas

on the

properties, such

as amendments

to existing

permits and

new permits
for mining

of reserve

areas.

Exploration permits

are also

required.

Property under

lease includes
provisions

for

exploration

among

the

terms

of

the

lease.

New

or

modified

mining

permits

are
subject

to

a

public

advertisement

process

and

comment

period,

and

the

public

is

provided

an
opportunity

to

raise

objections

to

any

proposed

mining

operation.

MM&A

is

not

aware

of

any
specific

prohibition

of

mining

on

the

subject

property

and

given

sufficient

time

and

planning,
Coronado should

be able

to secure

new permits

to maintain

its planned mining

operations within
the context

of current

regulations.

Portions of

the properties

are located

near local

communities.

Regulations prohibit

mining activities within 91

meters of a

residential dwelling, school,

church, or
similar structure

unless written

consent is

first obtained

from the

owner of

the structure.

Where
required, such consents

have been obtained

where mining is

proposed beyond the

regulatory limits.
MM&A

is

unaware

of

any

obvious

or

current

Coronado

permitting

issues

that

are

expected

to
prevent the issuance of future

permits.

Coronado, along with all

coal producers, is subject to

a level
of uncertainty regarding future clean

water permits due to
United States Environmental Protection
Agency ( EPA )

and
United States Fish and Wildlife ( USFW )

involvement with state programs.

17.4 Local Plans, Negotiations or Agreements
MM&A found

no indication

of requirements

for agreements

beyond the

scope of Federal

or State
Regulations.
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
17.5 Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of

structures,
backfilling, regrading, and revegetation of disturbed areas.

Sediment control is required during the
establishment of vegetation, and

bond release generally requires

a minimum

five-year period of

site
maintenance, water sampling, and

sediment control following

mine completion.

This requirement
is

reduced

to

two

years

for

certain

operations

involving

re-mining.

Reclamation

of underground
mines includes

closure and

sealing of

mine openings

such as

portals and

shafts in

addition to

the
items listed above.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included in the financial

model.

As with all

mining companies, an accretion

calculation is performed
annually

so the

necessary Asset

Retirement

Obligations

(
ARO
) can

be shown

as

a Liability

on the
Balance Sheet.
17.6 Qualified Person’s Opinion
The QPs know

of no reason that any permits that may be required cannot be obtained.

Estimated expenditures for site

closure and

reclamation are included

in the

financial model

for these
sites.
18
Capital and Operating Costs
18.1 Capital Cost Estimate
The production sequence selected for

a property must consider the proximity

of each reserve area
to

coal

preparation

plants,

river

docks

and

railroad

loading

points,

along

with

suitability

of
production equipment to coal seam conditions.

The in-place infrastructure was evaluated, and any
future needs were planned to a level suitable for a Preliminary Feasibility Study and included in the
Capital Forecast.
MM&A
developed

capital

spending

estimates

for

the

proposed

operations

in

the

Mon

Valley
Complex.

MM&A’s

capital schedules assume that major equipment rebuilds occur over the course of each

machine’s remaining assumed operating

life.

Replacement equipment was

scheduled based
on MM&A’s

experience and

knowledge of

mining equipment

and industry

standards with

respect
to the useful life of such equipment.

A summary of the estimated capital for the Property is provided in
Figure 18-1

below.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
Figure 18-1:

CAPEX
18.2 Operating Cost Estimate
Coronado

provided

a

historical

summary

of

operating

costs

for

similar

operations

for

MM&A’s
review.

MM&A used the historical and/or budget cost information

as a reference and developed a
personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were

based

upon

information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed

for vacation and
holidays,

federal

and

state

unemployment

insurance,

retirement,

workers’

compensation

and
pneumoconiosis,

casualty

and

life

insurance,

healthcare,

and

bonuses.

A

cost

factor

for

mine
supplies was developed that

relates expenditures

to mine advance

rates for

roof control

costs and
other

mine

supply

costs

experienced

at

underground

mines.

Other

factors

were

developed

for
maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Other

cost

factors

were

developed

for

coal

preparation

plant

processing,

refuse

handling,

coal
loading, property

taxes,

and insurance

and bonding.

Appropriate

royalty

rates

were

assigned for
production from leased coal lands and sales

taxes were calculated

for federal black

lung excise tax,
and

federal

reclamation

fees.

There

are

currently

no

state

coal

severance

or

reclamation

taxes
required in Pennsylvania.
Mandated Sales Related Costs such as Black Lung Excise are

summarized in

Table 18-1.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 48
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax

- Underground
Per Tonne
$1.21

Federal Reclamation Fees – Underground Per Tonne
$0.13

Royalties – Underground Percentage of Revenue 7%
Note:

1.
Federal black lung excise tax is paid only on coal sold domestically.

MM&A assumed 45% of total coal sales to be
domestic in the economic analysis discussed below.
A summary of the projected Operating Costs is in Table 18-2 .
Table 18-2:

Mon Valley Operating Costs

YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
YE
12/31
2030
Remaining

Total
LOM
Average
ROM Production Tonnes 198.4 - - - - - - - - 2.9
Yield 68.19% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 68.19%
Saleable Production Tonnes
*
135.3 - - - - - - - - 2.0

Thermal Tonnes - - - - - - - - - -
Domestic Met Tonnes 89.3 - - - - - - - - 1.3
Export Met Tonnes 46.0 - - - - - - - - 0.7

Total Saleable Tonnes
135.3 - - - - - - - - 2.0

Cash Costs per Tonne:
Mining Costs $100.61 $- $- $- $- $- $- $- $- $100.59
Processing and Transport $37.98 $- $- $- $- $- $- $- $- $37.98
Sales Related Costs $1.73 $- $- $- $- $- $- $- $-

$1.73

G&A

$5.42

$- $- $- $- $- $- $- $-

$5.42

Total Cash Costs
$145.74 $- $- $- $- $- $- $- $- $145.72
Financial model includes 0.9 million tonnes of inferred

coal production.

Inferred coal represents 0.6% of

the total production, and none

of this coal was included in
the estimate of reserves.
19
Economic Analysis
19.1 Assumptions, Parameters and Methods
A pre-feasibility LOM plan

was prepared by

MM&A for

the proposed Mon

Valley operations.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam

characteristics.

Production

timing was

carried out

from 2032

to depletion

(exhaustion)

of the

coal reserve

areas,
which is projected for the year

2100.

All costs and prices are based on 2022 nominal United States dollars.
The Mine

plan, productivity

expectations and cost

estimates generally reflect

historical performance
by

Coronado

and

efforts

have

been

made

to

adjust

plans

and

costs

to

reflect

future

conditions.

MM&A is confident

that the mine

plan and

financial model

are reasonably representative to provide
an accurate estimation of coal reserves.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 49
Capital

schedules were

developed by

MM&A for

mine development,

infrastructure,

and on-going
capital

requirements

for

the

life

of the

mine.

Staffing

levels

were

prepared,

and operating

costs
estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own
knowledge and experience to estimate direct and indirect operating costs.

The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of

the coal reserve

area.

The results of

this financial model

are not intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations,

but

are

intended

to

prove

the

economic

viability

of the

estimated

coal

reserves.

All
costs and prices are based on 2022 nominal United States dollars assuming a 2% inflation rate.
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose
of

classifying

coal

reserves.

The

project

cash

flows,

excluding

debt

service,

are

calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs include labor, drilling and

blasting, operating supplies,

maintenance and repairs,

facilities costs
for

materials

handling,

coal

preparation,

refuse

disposal,

coal

loading,

sampling

and

analysis
services,

reclamation

and

general

and

administrative

costs.

Indirect

costs

include

statutory

and
legally

agreed

upon

fees

related

to

direct

extraction

of

the

mineral.

The

indirect

costs

are

the
Federal

black

lung

tax,

Federal

reclamation

taxes,

property

taxes,

local

transportation

prior

to
delivery

at

rail

or

barge

loading

sites,

coal

production

royalties,

sales

and

use

taxes,

and

income
taxes.

Coronado’s historical

costs provided a useful reference

for MM&A’s

cost estimates.
Sales revenue is based on

the metallurgical coal price information provided to MM&A

by Coronado.
Projected

debt

service

is

excluded

from

the

P&L

and

cash

flow

model

in

order

to

determine
Enterprise Value.
The financial model expresses coal sales prices, operating costs, and capital expenditures in current day

dollars

without

adjustment

for

inflation.

Capital

expenditures

and

reclamation

costs

are
included based

on engineering

estimates for

each mine

by year.

The Coronado

division’s

existing
allocations of administrative costs are

continued in the future projections.
Coronado will pay royalties for the various current and projected operations.

The royalty rates vary
by

mining method

and location.

The

royalty

rates

for

Mon

Valley

are estimated

to be

7% of

the
sales revenue.
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado

level,
incorporating statutory

depletion calculations, as well

as state income

taxes, and a

federal tax rate
of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax

purposes,

the

losses

are
carried over to offset future taxable

income.

The terms “cash flows” and “project cash flows” used
in this report refer to after tax

cash flows.
Consolidated cash flows are driven by annual sales tonnage, which grows from 0.4 million tonnes in
2032 to a peak of 3.8

million tonnes in 2060.

Between years 2061

and 2090, sales ranges from

1.5

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 50
million to 2.7

million tonnes and between

years 2091-2100,

sales range from

0.4 million tonnes

to
1.3 million tonnes.

Projected consolidated

revenue grows

from $54.0 million

in 2032 to

a peak of
$917.7 million in 2060.

Revenue totals $37.6 billion for the project’s

life.
Consolidated cash flow from operations is positive throughout the projected operating period, with the

exception

of post

-production

years,

due to

end-of-mine

reclamation

spending.

Consolidated
cash flow from operations

peaks at $374.3 million in

2061 and totals $9.1 billion over

the project’s
life.

Capital

expenditures

total

$531.2 million

during the

first

five

years

and $3.8

billion over

the
project’s life.

Coal

price

forecasts

for

coal

products

were

prepared

by

Coronado

for

its

active

operations

and
modified

appropriately

by

MM&A

for

its

greenfield

operations.

Such

prices

were

used

for

the
revenue input into the

financial model.

Sales variable costs such

as production royalties were based
upon the revenue input.
19.2 Results
The

pre-feasibility

financial

model,

prepared

by

MM&A

for

this

TRS,

was

developed

to

test

the
economic viability of

each coal resource

area.

The results of

this financial model

are not intended
to represent

a bankable feasibility

study,

as may be

required for

financing of any

current or future
mining operations contemplated but are intended

to prove the economic viability of the estimated
coal reserves.

Optimization of the LOM plan was outside the scope of the engagement.
Figure 19-1

shows the annual variance of cash costs per ton.

Table 19-1

shows LOM tonnage, P&L,
and EBITDA for each proposed Coronado mines in Mon Valley

.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 51
Figure 19-1:

Cash Costs per Tonne
As

shown

above,

the

mines’ average

cash

cost

ranges

between

approximately

$64

and

$333

per
tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA ($000)

LOM LOM P&L LOM EBITDA

Tonnes
*
Pre-Tax

P&L
Per Tonne EBITDA Per Tonne
Pangburn

14,376

$387,034

$26.92

$998,549

$69.46

Fallowfield

72,640

$9,545,381

$131.41

$11,922,910

$164.14

Shaner

48,294

$3,824,932

$79.20

$4,964,384

$102.80

Consolidated PA Deep Mines

135,309

$13,757,346

$101.67

$17,885,844

$132.18

Note:

*Financial model includes 0.9

million tonnes of

inferred coal

production.

Inferred coal

represents 0.6%
of the total production, and none of this coal was included in the estimate of reserves.
As

shown

in
Table

19-1,

the

mines

show

positive

EBITDA

over

the

LOM.

Overall,

Coronado’s
consolidated operations show positive LOM P&L and LOM EBITDA of $13.8 billion and $17.9 billion, respectively.

A summary of

the key

financial performance

metrics projected

for years

is provided
below in Table 19-2 .

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 52
Table 19-2:

Summary

of Mon Valley Key Financial Performance Metrics (2023-2030)

YE
12/31
2023
YE
12/31
2024
YE
12/31
2025
YE
12/31
2026
YE
12/31
2027
YE
12/31
2028
YE
12/31
2029
YE
12/31
2030
Remaining

Total
LOM
Average
ROM Production Tonnes 198.4 - - - - - - - - 2.9
Yield 68.19% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 0.00% 68.19%
Saleable Production Tonnes
*
135.3 - - - - - - - - 2.0

Thermal Tonnes - - - - - - - - - -
Domestic Met Tonnes 89.3 - - - - - - - - 1.3
Export Met Tonnes 46.0 - - - - - - - - 0.7

Total Saleable Tonnes
135.3 - - - - - - - - 2.0

Cash Costs per Tonne:
Mining Costs $100.61 $- $- $- $- $- $- $- $- $100.59
Processing and Transport $37.98 $- $- $- $- $- $- $- $- $37.98
Sales Related Costs $1.73 $- $- $- $- $- $- $- $- $1.73
G&A $5.42 $- $- $- $- $- $- $- $- $5.42

Total Cash Costs
$145.74 $- $- $- $- $- $- $- $- $145.72

EBITDA per Tonne $131.90 $- $- $- $- $- $- $- $- $131.93

Expansion CapEx ($M) $37.40 $- $- $- $- $- $5.53 $31.87 $- $-
Maintenance CapEx ($M) $3,761.87 $- $- $- $- $- $- $- $36.16 $53.22

Total CapEx
$3,799.27 $1.02 $- $- $- $- $5.53 $31.87 $36.16 $53.22
●
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total
production, and none of this coal was included in the estimate of reserves.
After-Tax

Cash Flows

were developed

in order

to calculate

the NPV

for

this Property.

The NPV

is
estimated to be $168.3 million at a discount

rate of 10.0%.

A summary of the Mon Valley after

-tax
cash flow is shown in Table 19-3 .
Table 19-3:

Project Cash Flow Summary (000)
*

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2027 2028 2029 2030 2031
Production & Sales tonnes 135,311 - - - - -
Total Revenue $37,567,900 $- $- $- $- $-
EBITDA $12,956,210 $(388) $(388) $(388) $(388) $(388)
Net Income $5,500,454 $(388) $(388) $(388) $(388) $(388)
Net Cash Provided by Operating Activities $9,101,755 $(388) $(388) $(388) $(388) $(328)
Purchases of Property, Plant, and

Equipment
$(3,799,269) $- $(5,533) $(31,868) $(36,156) $(233,778)
Net Cash Flow $5,302,486 $(388) $(5,921) $(32,256) $(36,544) $(234,106)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2032 2033 2034 2035 2036 2037
Production & Sales tonnes 399 1,810 1,875 1,958 2,029 2,030
Total Revenue $54,019 $249,974 $264,268 $281,660 $297,887 $304,147
EBITDA $25,792 $134,660 $143,768 $156,696 $168,610 $172,267
Net Income $(55,860) $50,305 $57,801 $63,866 $62,105 $73,365
Net Cash Provided by Operating Activities $20,744 $112,463 $139,070 $147,100 $143,903 $154,203
Purchases of Property, Plant, and

Equipment
$(223,890) $(6,093) $(1,522) $(23,061) $(19,766) $(224,451)
Net Cash Flow $(203,146) $106,370 $137,548 $124,039 $124,137 $(70,247)

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 53

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2038 2039 2040 2041 2042 2043
Production & Sales tonnes 2,062 1,960 1,762 2,366 1,804 1,724
Total Revenue $315,229 $305,758 $280,640 $384,512 $299,179 $291,805
EBITDA $178,445 $166,211 $140,888 $208,852 $140,775 $133,692
Net Income $57,967 $72,886 $45,385 $92,177 $64,942 $53,969
Net Cash Provided by Operating Activities $165,161 $154,094 $130,479 $163,610 $106,491 $111,512
Purchases of Property, Plant, and

Equipment
$(202,332) $(18,063) $(15,711) $(22,144) $(8,827) $(14,141)
Net Cash Flow $(37,170) $136,031 $114,769 $141,466 $97,664 $97,370

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2044 2045 2046 2047 2048 2049
Production & Sales tonnes 1,717 1,641 1,719 1,657 1,582 1,704
Total Revenue $296,479 $289,255 $309,181 $304,039 $296,312 $325,698
EBITDA $135,584 $128,438 $141,700 $136,176 $128,554 $149,022
Net Income $67,285 $78,524 $86,380 $81,215 $75,423 $86,668
Net Cash Provided by Operating Activities $115,188 $109,995 $111,937 $112,263 $106,871 $118,353
Purchases of Property, Plant, and

Equipment
$(106,672) $(33,173) $(3,378) $(5,687) $(21,727) $(45,062)
Net Cash Flow $8,515 $76,822 $108,559 $106,575 $85,144 $73,291

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2050 2051 2052 2053 2054 2055
Production & Sales tonnes 1,656 1,732 1,702 1,596 1,642 1,750
Total Revenue $322,894 $344,510 $345,451 $330,631 $347,164 $377,485
EBITDA $144,852 $159,462 $158,323 $145,127 $155,737 $176,479
Net Income $83,039 $106,381 $104,840 $90,665 $96,667 $115,492
Net Cash Provided by Operating Activities $120,921 $126,371 $126,005 $119,262 $124,313 $138,665
Purchases of Property, Plant, and

Equipment
$(25,998) $(4,218) $(20,921) $(39,520) $(28,042) $(37,598)
Net Cash Flow $94,923 $122,153 $105,084 $79,742 $96,271 $101,067

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2056 2057 2058 2059 2060 2061
Production & Sales tonnes 1,751 2,609 3,576 3,732 3,846 3,762
Total Revenue $385,399 $586,004 $819,598 $872,775 $917,689 $916,057
EBITDA $180,413 $271,312 $391,320 $425,108 $454,572 $448,794
Net Income $139,507 $127,958 $209,809 $227,665 $251,397 $234,738
Net Cash Provided by Operating Activities $160,731 $227,264 $308,925 $347,214 $369,575 $374,330
Purchases of Property, Plant, and

Equipment
$(549,006) $(91,928) $(36,973) $(45,463) $(22,284) $(131,772)
Net Cash Flow $(388,274) $135,335 $271,952 $301,751 $347,291 $242,558

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2062 2063 2064 2065 2066 2067
Production & Sales tonnes 3,488 3,390 3,466 3,397 2,961 2,826
Total Revenue $866,529 $859,453 $896,756 $896,840 $797,498 $776,640
EBITDA $406,027 $398,694 $424,167 $429,339 $389,140 $382,069
Net Income $203,176 $262,307 $274,392 $274,792 $235,580 $226,904
Net Cash Provided by Operating Activities $352,593 $331,050 $333,667 $341,553 $322,289 $312,496
Purchases of Property, Plant, and

Equipment
$(58,035) $(25,972) $(64,621) $(60,161) $(120,574) $(57,818)
Net Cash Flow $294,558 $305,078 $269,045 $281,391 $201,715 $254,678

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 54

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2068 2069 2070 2071 2072 2073
Production & Sales tonnes 2,479 2,318 2,289 1,438 1,988 1,993
Total Revenue $695,232 $663,381 $668,340 $428,531 $604,475 $618,406
EBITDA $345,064 $315,895 $324,744 $177,919 $303,204 $313,068
Net Income $200,677 $180,616 $183,214 $102,106 $185,575 $200,522
Net Cash Provided by Operating Activities $290,478 $265,928 $264,648 $126,035 $207,165 $242,028
Purchases of Property, Plant, and

Equipment
$(118,193) $(38,552) $(41,672) $(26,538) $(44,402) $(30,383)
Net Cash Flow $172,285 $227,376 $222,976 $99,497 $162,763 $211,645

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2074 2075 2076 2077 2078 2079
Production & Sales tonnes 1,822 2,098 2,055 2,107 1,883 2,129
Total Revenue $576,706 $614,741 $614,611 $642,871 $586,223 $676,320
EBITDA $282,323 $306,812 $304,834 $325,855 $282,672 $345,761
Net Income $178,585 $209,539 $202,684 $211,767 $179,763 $230,583
Net Cash Provided by Operating Activities $227,691 $232,044 $237,019 $247,117 $225,397 $251,932
Purchases of Property, Plant, and

Equipment
$(3,360) $(3,428) $(42,925) $(75,556) $(16,116) $(6,493)
Net Cash Flow $224,330 $228,617 $194,094 $171,561 $209,281 $245,439

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2080 2081 2082 2083 2084 2085
Production & Sales tonnes 1,937 1,723 2,242 1,568 2,285 1,637
Total Revenue $627,878 $570,149 $756,717 $540,176 $803,092 $587,274
EBITDA $307,130 $261,187 $391,089 $241,080 $421,465 $261,759
Net Income $201,018 $156,255 $247,475 $139,739 $281,600 $160,070
Net Cash Provided by Operating Activities $240,316 $207,078 $272,041 $211,121 $285,491 $228,402
Purchases of Property, Plant, and

Equipment
$(25,860) $(72,719) $(39,361) $(12,940) $(20,396) $(34,296)
Net Cash Flow $214,456 $134,359 $232,679 $198,181 $265,095 $194,106

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2086 2087 2088 2089 2090 2091
Production & Sales tonnes 1,982 1,477 1,857 1,616 1,993 1,305
Total Revenue $725,512 $551,606 $707,457 $628,246 $790,874 $528,487
EBITDA $356,300 $233,497 $334,352 $278,449 $389,504 $199,352
Net Income $224,911 $128,018 $209,340 $168,393 $251,821 $107,463
Net Cash Provided by Operating Activities $252,946 $200,997 $235,620 $222,633 $275,062 $188,238
Purchases of Property, Plant, and

Equipment
$(42,736) $(61,764) $(27,589) $(31,659) $(4,613) $(38,355)
Net Cash Flow $210,209 $139,233 $208,030 $190,974 $270,449 $149,882

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2092 2093 2094 2095 2096 2097
Production & Sales tonnes 1,637 1,612 1,747 1,355 1,731 1,752
Total Revenue $676,274 $679,478 $751,249 $594,733 $775,168 $800,781
EBITDA $301,607 $299,832 $348,917 $215,004 $356,524 $378,911
Net Income $176,267 $169,679 $213,755 $117,501 $219,452 $235,930
Net Cash Provided by Operating Activities $211,547 $229,125 $256,552 $190,242 $246,204 $284,008
Purchases of Property, Plant, and

Equipment
$(81,778) $(76,560) $(4,993) $(5,093) $(47,001) $-
Net Cash Flow $129,769 $152,566 $251,558 $185,149 $199,203 $284,008

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 55

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2098 2099 2100 2101 2102 2103
Production & Sales tonnes 1,387 916 393 - - -
Total Revenue $646,856 $435,993 $190,649 $- $- $-
EBITDA $266,452 $177,489 $71,896 $- $- $-
Net Income $157,157 $132,037 $52,032 $- $- $-
Net Cash Provided by Operating Activities $224,663 $61,085 $(105,016) $- $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $224,663 $61,085 $(105,016) $- $- $-
●
Financial model includes 0.9 million tonnes of inferred coal production.

Inferred coal represents 0.6% of the total
production, and none of this coal was included in the estimate of reserves.
19.3 Sensitivity
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
Figure 19-2:

Sensitivity of NPV
As shown, NPV is quite sensitive to changes in sales price and operating cost estimates, and slightly sensitive to changes in capital cost estimates.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 56
20
Adjacent Properties
20.1 Information Used
No Proprietary information associated with neighboring properties was used as part of this study.
21
Other Relevant Data and Information
MM&A

performed

a

previous

audit of

the

Property

in

2017 for

Coronado

based

on

SEC

Industry
Guide

7

standards.

MM&A

has

subsequently

conducted

Joint

Ore

Reserve

Committee

(
JORC )
compliant resource and reserve

assessments of the

Mon Valley assets as

of:

(1) December 31,

2017,
(2) December 31, 2020, and (3) December 31, 2021.

By assignment, the JORC assessment included
a

preliminary

feasibility

level

study

of

the

subject

coal

reserves,

encompassing

detailed

mine
planning and cost analysis

through depletion of Mon

Valley’s

JORC-compliant coal reserves.

MM&A
utilized these

former preliminary

feasibility

studies as

the basis

of an

updated

study which

meets
those standards set forth by the JORC Code and SEC.
22
Interpretation and Conclusions
22.1 Conclusion
Sufficient data

has been obtained

through various

exploration and

sampling programs

and mining
operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for

coal
horizons

situated

on the

Property.

The data

is of

sufficient

quantity

and reliability

to

reasonably
support the coal resource and coal reserve estimates

in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This geologic evaluation conducted in conjunction with the preliminary feasibility study is sufficient to conclude that the

134.4 Mt of marketable

underground coal reserves

identified on the Property
are

economically

mineable under

reasonable

expectations

of market

prices for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
22.2 Risk Factors
Risks have

been identified

for

operational,

technical and

administrative

subjects addressed

in the
Pre-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all the

risk
factors identified and quantified in

the risk assessment process.

The risk matrix and

risk assessment
process

are

modeled

to

that

presented

in

the

Australian

and

New

Zealand

Standard

on

Risk
Management (AS/NZS 4360).

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 57
The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of

key

aspects

of

the

Coronado

projects

that

can

be

impacted

by

events

whose
consequences can affect

the success of the venture.

The significance of an impacted

aspect of the
operation

is

directly

related

to

both

the

probability

of

occurrence

and

the

severity

of

the
consequences.

The initial risk for

a risk factor

is herein defined

as the risk level

after the potential
impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management

utilizing

control
measures readily available.

Residual risk for a risk factor is herein defined as the risk level following
application

of

special

mitigation

measures

if

management

determines

that

the

initial

risk

level

is
unacceptable.

Initial risk and residual risk can be quantified numerically,

derived by the product of
values assigned to probability and consequence ranging from very low risk to very high risk.

The probability and consequence

parameters are subjective numerical estimates made

by practiced
mine engineers and

managers.

Both are

assigned values

from 1 to

5 for which

the value

1 represents
the

lowest

probability

and least

consequence,

and the

value

5 represents

the highest

probability
and greatest

consequence.

The products, which define

the Risk Level,

are classified from

very low
to very high.

Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated

during this

assignment total

13.

No residual

risks are

rated
Very High.

Four (4) residual risks are rated High.

Six (6) of the risk aspects could be associated with
Moderate residual risk.

Three (3) of the risk aspects

were attributed Low or Very Low residual risks.

22.2.1 Governing Assumptions
The listing of the aspects is

not presumed to be exhaustive.

Instead that listing is

presented based
on the experiences of the contributors to the TRS.

1. The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.
The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

3.
Mitigation Measures listed for each

risk factor of the operation are not exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.
The monetary values used in ranking the consequences are generally-accepted quantities for
the coal mining industry.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 58
22.2.2 Limitations
The risk assessment proposed in

this report is subject to

the limitations of the information currently
collected, tested, and interpreted

at the time of the writing of the report.
22.2.3 Methodology
The

numerical

quantities

(i.e.,

risk

levels)

attributable

to

either

“initial”

or

“residual”

risks

are
derived

by the

product

of values

assigned to

probability

and consequence

ranging

from

very low
risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The Probability (P) and

Consequence (C) parameters recited in the

formula are subjective numerical
estimates

made

by

practiced

mine

engineers

and

managers.

Both

P

and

C

are

assigned

integer
values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest

probability

and

least
consequence,

and the

value 5

represents

the highest

probability

and greatest

consequence.

The
products (R = P x C) which define the Risk Level, are

thereafter classified from very low to very high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high

initial

risks

are

considered

to

be

unacceptable

and

require

corrective

action

well

in
advance of project

development.

In short,

measures must be

applied to reduce

very high initial

risks
to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative actions that have been

applied or

are available for action

when required, the

residual
risk can be determined.

The residual risk provides

a basis for the

management team to determine
if the residual risk

level is acceptable or tolerable.

If the risk level

is determined to be unacceptable,
further actions should be considered to reduce the residual risk to acceptable or tolerable levels to
provide justification for continuation

of the proposed operation.
22.2.4 Development of the Risk Matrix
Risks have

been identified for

the technical,

operational, and

administrative

subjects addressed

in
the

TRS.

The

risk

matrix

and

risk

assessment

process

are

modeled

to

that

presented

in

the
Australian and New Zealand Standard on Risk Management

(AS/NZS 4360).

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 59
22.2.4.1 Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to

avoid.
>90%
The lowest rated probability of occurrence is assigned the value of 1 and described as remote, with
a

likelihood

of

occurrence

of

less

than

2

percent.

Increasing

values

are

assigned

to

each

higher
probability

of occurrence,

culminating

with the

value

of 5

assigned to

incidents considered

to

be
almost certain to occur.
22.2.4.2 Consequence Level Table
Table 22-2

lists the consequence levels.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 60
Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 61
The

lowest

rated

consequence

is

assigned

the

value

of

1

and

is

described

as

Insignificant
Consequence,

parameters

of

which

include

non-reportable

safety

incidents

with

zero

days

lost
accidents, no environmental damage, loss of production or systems for less than one week and cost
of

less

than

USD

$0.5

million.

Increasing

values

are

assigned

to

each

higher

consequence,
culminating with the value of

5 assigned to critical consequences, the

parameters of which include
multiple-fatality

accidents,

major

environmental

damage,

and

loss

of

production

or

systems

for
longer than one month and cost of greater than USD $50.0 million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk level, defined as the

product of probability of occurrence and consequence, ranges in value
from

1 (lowest

possible risk)

to

25 (maximum

risk level).

The

values

are color-coded

to facilitate
identification of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5 Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk

reduction
measures must be applied to reduce very high risks to a tolerable level.
22.2.6 Description of the Coal Property
The Mon Valley Reserve (including Pangburn, Shaner and Fallowfield Areas) is located in Allegheny,
Washington,

and Westmoreland

Counties, Pennsylvania.

Mon Valley

underground operations

are
projected

to

commence

in

2032

at

the

Mon

Valley

Complex

in

the

large

Upper

Freeport

seam
reserve area.

Three mines are planned,

and each will

utilize continuous mining methods.

The initial
operation is designated as the Pangburn Mine;

subsequently, the Shaner Mine is projected for 2038
and followed

by the

Fallowfield Mine

in 2057.

The operations

are projected

to utilize

continuous
mining production

sections.

The method

provides

continuity,

preserving skilled

work groups

and
enabling effective utilization of production equipment.

The Upper Freeport seam

is below drainage
and therefore

all mines will be accessed with slopes and shafts.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 62
22.2.7 Summary of Residual Risk Ratings
Each

risk factor

is numbered,

and

a

risk level

for

each

is determined

by

multiplying

the

assigned
probability by

the assigned

consequence.

The risk

levels are

plotted

on a

risk matrix

to provide

a
composite

view

of

the

Coronado

risk

profile.

The

average

risk

level

is

8.4,

which

is

defined

as
Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 9, 10

Major $10-50MM

4 1, 2, 3 6

Moderate $2-10 MM

12

Minor $0.5-$2 MM

7, 13 5 8

Low <$0.5 MM

11

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8 Risk Factors
A

high-level

approach

is

utilized

to

characterize

risk

factors

that

are

generally

similar

across

a
number of

the active

and proposed

mining operations.

Risk factors

that

are

unique to

a specific
operation or are particularly noteworthy are

addressed individually.
22.2.8.1 Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where geological

conditions render

extraction

of the

resource to

be uneconomic,

or
that coal quality characteristics disqualify the product for sale into target markets.
To

illustrate these points, the Upper Freeport coal seam deposits at Mon Valley are examined.

The
coal

is

deposited

in

large,

elliptical

pods.

During

deposition,

the

raised

peat

deposits

were
surrounded

by

areas

void

of

peat

and

deposited

instead

with

dirt,

clay,

and

stream

channels.

Consequently,

the perimeter

of the

peat,

and consequent

coal

deposits may

contain

significantly
higher concentration of ash

and sulfur, and reduced product yield.

The perimeter deposits

may also
be

affected

by

immediate

roof

and

floor

conditions

that

adversely

affect

mining

cost

and
productivity.

Meandering sandstone

channels may

reduce coal

seam thickness by

scouring action
at the top of the coal seam and support the migration of sulfur to the Upper Freeport seam.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 63
Offsetting the geological and

coal resource risk

are the massive

size of the

controlled property which
allows

large

areas

to

be

mined

in

the

three

designated

mine

areas

sufficiently

away

from

areas
where coal quality

and mineability

are less

favorable.

In addition,

the mines

are designed to

operate
with

multiple

production

sections,

which

lessens

the

immediate

impact

when

one

section
encounters difficulties.

The large reserve areas also

provide a mitigation strategy

of developing an
additional

(spare)

section

at

each

mine

which

can

be

activated

when

adverse

conditions

are
encountered,

thereby

maintaining

consistent

production

and quality.

The

spare

section requires
additional mine extension cost but increases flexibility and performance consistency.
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Recoverable coal tonnes
recognized to be
significantly less than
previously estimated.
Reserve base is adequate to
serve market commitments
and respond to opportunities
for many years.

Local
adverse conditions may
increase frequency and cost of
production unit relocations.
Previous and ongoing
exploration and extensive
regional mining history
provide a high level of
confidence of coal seam
correlation, continuity of the
coal seams, and coal
resource tonnes.
4 4 16 Optimize mine plan
to increase resource
recovery; develop
mine plan to provide
readily available
alternate mining
locations to sustain
expected production
level.
3 4 12
Coal quality locally
proves to be lower than
initially projected.
If uncontrolled, production and
sale of coal that is out of
specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage to
reputation.
Exploration and vast
experience and history in
local coal seams provide
confidence in coal quality;
limited excursions can be
managed with careful
product segregation and
blending.
3 5 15 Develop mine plan
to provide readily
available alternate
mining locations to
sustain expected
production level;
modify coal sales
agreements to
reflect coal quality.
3 4 12
22.2.8.2 Environmental
Water

quality and

other permit

requirements

are subject

to modification

and such

changes could
have a

material impact on

the capability of

the operator

to meet modified

standards or

to receive
new permits and modifications

to existing permits.

Permit protests

may result in delays

or denials
to permit applications.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 64
Environmental standards and permit requirements have evolved significantly over the past 50 years
and

to-date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt

successfully

to
evolving environmental requirements.
The Residual

Risk has is

projected to

be slightly higher

for the

PA

reserves due

to the

proximity of
the rivers and the residual environmental

complaints, in the vicinity, left

from mining in the past.
Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Environmental
performance standards
are modified in the future.
Delays in receiving new
permits and modifications to
existing permits; cost of testing
and treatment of water and
soils
Work with regulatory
agencies to understand and
influence final standards;
implement testing,
treatment and other actions
to comply with new
standards.
3 4 12 Modify mining and
reclamation plans to
improve compliance
with new standards
while reducing cost
of compliance.
3 4 12
New permits and permit
modifications are
increasingly delayed or
denied.
Interruption of production and
delayed implementation of
replacement production from
new mines.
Comply quickly with testing,
treatment and other actions
required; continue excellent
compliance performance
within existing permits.
2 4 8 Establish and
maintain close and
constructive working
relationships with
regulatory agencies,
local communities
and community
action groups.
2 4 8
22.2.8.3 Regulatory Requirements
Federal

and

state

health

and

safety

regulatory

agencies

occasionally

amend

mine

laws

and
regulations.

The impact is

industry-wide.

Mining operators and regulatory agencies have been

able
to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Federal and state mine
safety and health
regulatory agencies
amend mine laws and
regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and production
procedures; modification of
mining plans.
Participate in hearings and
workshops when possible to
facilitate understanding and
implementation; work
cooperatively with agencies
and employees to facilitate
implementation of new laws
and regulations.
4 3 12 Familiarity and
experience with new
laws and regulations
results in reduced
impact to operations
and productivity and
improved supplies
and equipment
options.
4 2 8
22.2.8.4 Market and Transportation
Most of the current and future production is expected to be directed to domestic and international metallurgical markets.

Historically the metallurgical markets

have been cyclical and highly volatile.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 65
The Mon Valley business plan assumes that 75 percent of production can be sold into the favorably priced

metallurgical

market.

The mining

plan must

minimize

exposure

to the

perimeter reserves
where quality may not be suitable for the market plan and be flexible to manage exposure to areas
where coal quality fails to meet metallurgica

l

standards.
Table 22-8:

Market and Transportation (Risks 6 and 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Volatile coal prices drop
precipitously.
Loss of revenue adversely
affects profitability; reduced
cash flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost operations
closed, and
employees
temporarily
furloughed.
4 4 16
Coal quality at Mon
Valley Upper Freeport
mines is not adequate to
support 100 percent
metallurgical sales.
Reduced revenue from a
percentage of thermal sales
jeopardizes financial
performance and expectations.
Lower preparation plant
gravities for ash and sulfur
reduction; segregate lower
quality coal when possible
and manage shipped
quality by blending.
3 5 15 Adjust mine plan
to keep minimize
exposure to
perimeter coal and
sandstone channels;
provide spare
section to sustain
production and
quality when low
quality areas are
encountered.
3 2 6
Occasional delay or interruption of rail,

river and terminals service may be expected.

The operator
can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by

fulfilling

shipment
obligations promptly and maintaining close working relationships.
Table 22-9:

Market and Transportation (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is not
available.
Fulfillment of coal sales
agreements delayed; limited
coal storage at mines may
increase cost of rehandling;
production may be temporarily
idled.
Provide adequate storage
capacity at mines;
coordinate continuously with
railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility along
with personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5 Mining Plan
Occupational health and

safety risks are inherent

in mining

operations.

Comprehensive training and
retraining

programs,

internal

safety

audits

and

examinations,

regular

mine

inspections,

safety
meetings, along

with support

of trained

fire brigades

and mine

rescue teams

are among

activities
that

greatly

reduce

accident

risks.

Employee

health monitoring

programs

coupled

with dust

and
noise monitoring and abatement reduce health risks to miners.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 66
As underground mines are developed and

extended, observation of geological, hydrogeological and
geotechnical

conditions

lead

to

modification

of

mine

plans

and

procedures

to

enable

safe

work
within the mine environments.
Highlighted

below

are

selected

examples

of

safety

and

external

factors

relevant

to

Coronado
operations.
22.2.8.5.1 Methane Management
Coalbed methane is

present in coal

operations below

drainage.

Often the methane

concentration
is at such low levels that it can be readily managed with frequent testing and monitoring, vigilance, and routine mine ventilation.

Very high methane concentrations may be present at greater depths.

High methane concentrations may require

degasification of the coal seam to assure safe mining.

Table 22-10:

Methane Management (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Methane hazard is present
in mines operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation, monitoring
and examination requirements.
Low to moderate levels can
be managed with frequent
examinations, testing and
monitoring within the mine
ventilation system.

Excellent rock dust
maintenance minimizes
explosion propagation risk
should an ignition occur.
1 5 5 Very high-level
methane
concentrations may
require coal seam
degasification and
gob degasification if
longwall or pillar
extraction methods
are employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine

fires,

once

common

at

mine operations,

are

rare

today.

Most

active

coal

miners

have

not
encountered a mine

fire.

Vastly improved mine power and

equipment electrical systems, along

with
safe

mine

practices

reduce

mine

fire

risks.

Crew

training

and

fire

brigade

support

and

training
improve response for containment and

control if a

fire occurs.

Spontaneous combustion within coal
mines, which is the source of most fires that occur today, is not expected to commonly occur at the
Coronado

property.

When

spontaneous

combustion

conditions

are

present,

monitoring

systems
are employed

for early

detection and

mine plans

are designed

to facilitate

isolation, containment
and rapid extinguishment.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 67
Table 22-11:

Mine Fires (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Mine fire at underground
or surface mine operation.
Injury or loss of life; potential
loss of mine temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and maintenance
of mine power, equipment
and mine infrastructure;
good housekeeping;
frequent examination of
conveyor belt entries;
prompt removal of
accumulations of
combustible materials.
1 5 5 If spontaneous
combustion
conditions are
present, enhanced
monitoring and
examination
procedures will be
implemented; mine
design will
incorporate features
to facilitate isolation,
containment and
extinguishment of
spontaneous
combustion
locations.
1 5 5
22.2.8.5.3 Availability of Supplies and Equipment
The industry

has periodically

experienced

difficulty receiving

timely delivery

of mine

supplies and
equipment.

Availability

issues

often

accompanied

boom

periods

for

coal

demand.

Any

future
delivery

of

supplies

and

equipment

delays

are

expected

to

be

temporary

with

limited

impact

on
production.
Table 22-12:

Availability of Supplies and Equipment (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of availability
for supplies and
equipment.
Temporary interruption of
production.
Force majeure provision in
coal sales agreements to
limit liability for delayed or
lost sales.
3 2 6 Work closely with
customers to assure
delayed coal
delivery rather than
cancelled sales;
monitor external
conditions and
increase inventory
of critical supplies;
accelerate delivery
of equipment when
possible.
3 1 3
22.2.8.5.4 Labor
Work

stoppage

due

to

labor

protests

are

considered

to

be

unlikely

and

accompanied

by

limited
impact

should

it

occur.

Excellent

employee

relations

and

communications

limit

the

exposure

to
outside protesters.

Loss of supervisors

and skilled

employees to retirement is inevitable;

the impact
can be lessened with succession planning, training, and mentorship of new employees.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 68
These will

be new

mines in

an historically

United Mine

Workers

of America

(
UMWA ) represented
area.

Newer mines

in the area

are not represented

so the precedent

has been set.

However,

the
Residual risk is shown as slightly elevated over some other Coronado properties.
Table 22-13:

Labor – Work Stoppage (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer and
employee relations; reputation
loss.
Maintain excellent
employee relations and
communications; maintain
frequent customer
communications.
2 3 6 Develop plan for
employee
communications and
legal support to
minimize impact of
secondary boycott
activities.
2 3 6
Table 22-14:

Labor – Retirement (Risk 13)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Retirement of supervisors
and skilled employees.
Loss of leadership and critical
skills to sustain high levels of
safety, maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for
electricians and
mechanics; develop
employee mentoring
program.
3 2 6
23
Recommendations
Coronado is

continuing to

work both

internally and

with outside

assistance to

further define

their
Resource Base and to Optimize the LOM Plan.
24
References
Publicly available information from various

State and Federal agencies was used where relevant.

pspCoronado Global Resources Inc.
Statement of Coal Resources and Reserves for the

Mon Valley Complex Upper Freeport Holdings

in Accordance with the JORC Code and

United States SEC Regulation S-K 1300 as of December 31, 2022

Northern Appalachian Coal Basin
Pennsylvania, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 69
25
Reliance on Information Provided by the Registrant
A summary of

the information provided by Coronado relied upon

by MM&A for the purposes

of this
TRS is provided in Table 25-1 .
Table 25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Marketing
Long-term price forecast used

in financial projections
16.2

Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

APPENDIX
A
MM&A QUALIFICATION

Mineral Resource and Reserve Reporting

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Reports (*TRs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRs is to document the economic viability of the mineral reserves as well as the preliminary economic outlook of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) Industry Guide 7 or S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A' technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries. MM&A professionals are experienced with coal and other deposits used in industrial minerals applications.

Geological Services

> Exploration Program Development and Implementation
> Field Mapping
> Field Exploration Supervision
> Geological Assessment
> Detailed Core Logging
> Core or Mineral Sampling
> Geophysical Logging
> Supervise Analytical Testing
> Database Compilation
> Computer-Aided Geologic Modeling
> Resource/Reserve Computation
> Hazard Mapping
> Lineament Mapping
> Geotechnical Analysis
> Mine Roof and Floor Condition Assessment
> Pillar Stability Analysis
> Subsidence Studies
> Horizontal Stress Mapping

Mining Engineering Services

> Determine Optimum Mining Methods
> Equipment Selection
> Productivity Estimates
> Labor Requirements and Scheduling
> Life-of-Mine Plans for Proposed and Existing Mines
> Mine and Facilities Layout and Planning
> Market and Transportation Studies
> Environmental Review and Reclamation Liability Estimates
> Capital Requirements
> Ventilation, Permitting and Drainage Control

Economic Analysis

> Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
> Capital Budget Assessments
> Discounted Cash Flow Analysis
> Risk Assessment

For More Information Contact:
582 Industrial Park Road, Bluefield, VA 24605 • Telephone +1 276 322 5467 • www.mma1.com

2020

APPENDIX
B
MAPS

Elizabeth
Monongahela River
ALLEGHENY CO
WASHINGTON CO
Rt.51
Elrama
43
N
Hayden Blvd
New Eagle
East Monongahela
ALLEGHENY CO
WESTMORELAND CO

MARSHALL MILLER & ASSOCIATES

M621901 Bluefield, VA 02/22

Map 1 PB-Reserve ko

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 4000

Scale In Feet

Map 1

Mon Valley / Pangburn
Upper Freeport Seam

Coronado Global Resources Inc.

Allegheny and Washington Counties, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

N
New Eagle
East Monongahela
ALLEGHENY CO
WESTMORELAND CO
70
43
Donora
Monessen
Monongahela River
Charleroi
Pigeon Creek
Bentleyville
Allenport
California

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 02/22
Map 2 FF–Reserve ko

● Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 8000
Scale In Feet

Map 2

Mon Valley / Fallowfield
Upper Freeport Seam

Coronado Global Resources Inc.

Washington County, Pennsylvania

Coordinate System: Pennsylvania South State Plane NAD 27

North Huntingdon
Irwin
Youghiogheny
River
Monongahela
River
ALLEGHENY CO
WASHINGTON CO
N
Elizabeth
Rt.51
Hayden Blvd
Herminie

MARSHALL MILLER & ASSOCIATES

M62190 Bluefield, VA 02/22
Map 3 SH-Reserve ko

Data Point Location

Controlled Underground Reserve / Resource as of 12/31/21

Reserve

0 7000
Scale In Feet

Map 3
Mon Valley / Shaner
Upper Freeport Seam

Coronado Global Resources Inc.
Allegheny County, Pennsylvania
Coordinate System: Pennsylvania South State Plane NAD 27

APPENDIX
C
GLOSSARY OF TERMS

Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM ASTM International
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G. Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CFR Code of Federal Regulations
Coronado Coronado Global Resources Inc.
CSR
Codes of State Rules

CSX
CSX Corporation, a rail-based freight transportation

company
CTR Contour mining
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Interest,

Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any other relevant operational
factors, and detailed financial analysis that

are necessary to demonstrate, at
the time of reporting, that extraction is economically viable.

According to the
proposed definition, the results of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy,

and yielding results with a
higher level of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-kilometer
radius

from

such an

observation

point

and reported

herein

as in-situ

mineral
resources.

Appendix C
M
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M
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& A
SSOCIATES
, I
NC
. 2
Abbreviation Definition
Inferred Resources
Inferred

resources

lie

more

than

a

1.2-kilometer

radius

from

a

valid

point

of
measurement but less than 4.8 kilometers from one and reported herein as in-
situ mineral resources.
JORC Code
Australasian Code for

Reporting of Exploration

Results, Mineral Resources

and
Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company
LOM Life-of-mine
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid
point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at
Preliminary Feasibility or Feasibility level as appropriate that include
Modifying Factors.

Such studies demonstrate that, at the time of reporting,
extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on
the Earth’s crust

in such form, grade or quality that there are reasonable
prospects for eventual economic extraction.

The location, quantity,

grade,
continuity and other geological characteristics and continuity of a Mineral
Resource are known, estimated or interpreted

from specific geological
evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.
These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing,

legal, environmental compliance, plans,
negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH
National Institute for Occupational Safety

and Health
NS
Norfolk Southern Corporation, a rail-based freight

transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

Appendix C
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 3
Abbreviation Definition
P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical

and
economic viability of a mineral project that has advanced to a stage where a
qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing

and
an effective plan to sell the product. The study’s

financial analysis must have
the level of detail necessary to demonstrate, at the time of reporting, that extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less
comprehensive and results in a lower confidence level than a feasibility study,
a pre-

feasibility study is more comprehensive and results

in a higher
confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in southwestern Pennsylvania.

The
Pennsylvania properties include the combined Pangburg,

Shaner, and
Fallowfield underground mines in the Upper Freeport seam.

QP Qualified Person
Qualified Person
“…a person who is a mineral industry professional with at least five years of
relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires

a
qualified person to be an eligible member or licensee in good standing of a recognized professional

organization at the
time the technical report is prepared.”
Rec. Recovery
RECs
Recognized Environmental

Conditions
Resource Database
The Resource Database is established by the collection, validation,

recording,
storing and processing of data and forms the foundation

necessary for the
estimation of Mineral Resource and Mineral

Reserve.

A quality assurance and quality control program is essential and must be
established to govern the collection of all data.

In reporting, a Mineral
Resource must meet the minimum requirement of “reasonable

prospects for
economic extraction”.

This will require the concurrent collection and storage
of preliminary economic, mining, metallurgical, environmental,

legal and
social data and other information for use in the estimation

of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data.

It is recommended that data be stored
digitally,

using a documented, standard format and a reliable storage

medium
that allows for easy and complete

retrieval of the data.
ROM Run-of-mine
RPO
Recognized Professional

Organizations

Appendix C
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SME Society for Mining Engineers
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law
that regulates the environmental

effects of coal mining in the United States.
Strip Ratio
Represented by bcm of overburden to recoverable

coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral

Assets
Vulcan™
Vulcan™ software is a product of Maptek™, a provider of software for the
global mining industry.

APPENDIX
D
JORC TABLE 1

Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling techniques
>
Nature and quality of sampling (e.g. cut channels, random chips, or specific specialised industry standard measurement tools appropriate to the minerals under investigation, such as downhole gamma sondes, or handheld XRF instruments, etc.). These examples should not be taken as limiting the broad meaning of sampling.
>
Include reference to measures taken to ensure sample representivity and the appropriate calibration of any measurement tools or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public Report. In cases where ‘industry standard’ work has been done this would be relatively simple (e.g.
‘reverse circulation drilling was used to obtain 1 m samples from which 3 kg was pulverised to produce a 30 g charge for fire assay’). In other cases, more explanation may be required, such as where there is coarse gold that has inherent sampling problems. Unusual commodities or mineralisation types (e.g. submarine nodules) may warrant disclosure of
detailed information.
>
Most of the coal samples have been obtained from the Properties by subsurface exploration using core drilling techniques.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Properties.
>
Typical USA core drilling sampling technique is for the coal core sample, once recovered from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into a covered core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content.
>
It is reasonable to assume, given the sophistication level of the previous operators, that these samples were generally collected and processed under industry best-practices.

This assumption is
based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis.

>
Some of the drill holes were air rotary bored and no coal core samples were collected.

Seam
thickness for rotary-drilled bore holes is verified by calibrated downhole gamma-density logs.

>
Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. A representative group of drill hole samples from the Properties were then checked against the original drill laboratory reports to verify accuracy and correctness.

Drilling techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast, auger, Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit or other type, whether core is oriented and if so, by what method, etc.).
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.

The majority
of the drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
>
Core drilling methods utilize NX-size (5.4 centimeter) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging.

>
Data for the rotary drilled holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable.
>
Geophysical logging was performed on many of the holes, either by Geological Logging Systems (a division of MM&A), other geophysical logging contractors, and on those properties acquired from
CONSOL geophysical logging was often performed by CONSOL’s in-house logging services.
Drill sample recovery
>
Method of recording and assessing core and chip sample recoveries and results assessed.
>
Measures taken to maximise sample recovery and ensure representative nature of the samples.
>
Whether a relationship exists between sample recovery and grade and whether sample bias may have occurred due to preferential loss/gain of fine/coarse material.
>
Where available, core recovery thickness of coal samples was reconciled with the thickness interpreted from geophysical logs.
>
Core recovery of the older coal samples lacking geophysical logs is sometimes not well-
documented: however, when the laboratory results for such holes had anomalous values, the data was disqualified and not used.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 2
Criteria JORC Code explanation Commentary
Logging
>
Whether core and chip samples have been geologically and geotechnically logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>
Whether logging is qualitative or quantitative in nature. Core (or costean, channel, etc.)
photography.
>
The total length and percentage of the relevant intersections logged.
>
A wide variety of core-logging techniques exist for the properties.

For many of the core holes, the
primary data source is a generalized lithology description by the driller, in some cases supplemented by a more detailed core log completed by a geologist.

>
The logging of core thickness and depth is quantitative.

With the exception of the coal seams,
logging of rock strata type is more subjective and best considered as qualitative.
Sub-sampling
techniques and sample
preparation
>
If core, whether cut or sawn and whether quarter, half or all core taken.
>
If non-core, whether riffled, tube sampled, rotary split, etc. and whether sampled wet or dry.
>
For all sample types, the nature, quality and appropriateness of the sample preparation technique.
>
Quality control procedures adopted for all sub-sampling stages to maximise representivity of samples.
>
Measures taken to ensure that the sampling is representative of the in situ material collected, including for instance results for field duplicate/second-half sampling.
>
Whether sample sizes are appropriate to the grain size of the material being sampled.
>
Typical US practice in the Appalachian Basin is that core samples for deep mineable core samples are not sawn or subsampled (since seams are not of great thickness and the entire seam is mined and co-mingled).
>
Oftentimes, core for surface-mineable coal seams are bench sampled separately by the various coal and rock layers (plies).
>
MM&A has exercised diligence to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample.
Quality of assay data
and laboratory tests
>
The nature, quality and appropriateness of the assaying and laboratory procedures used and whether the technique is considered partial or total.
>
For geophysical tools, spectrometers, handheld XRF instruments, etc., the parameters used in determining the analysis including instrument make and model, reading times, calibrations factors applied and their derivation, etc.
>
Nature of quality control procedures adopted (e.g. standards, blanks, duplicates, external laboratory checks) and whether acceptable levels of accuracy (i.e. lack of bias) and precision have been established.
>
Sample analysis was typically carried out by accredited US laboratories.

>
Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company.

Each sample is then analyzed in accordance with procedures defined under
ASTM
International ( ASTM )

standards including, but not limited to; washability (ASTM D4371); ash
(ASTM D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free
Swell Index ( FSI ) (ASTM D720).
>
Geophysical tools are calibrated by the logging company and where possible, validated using a calibration hole.
Verification of
sampling and assaying
>
The verification of significant intersections by either independent or alternative company personnel.
>
The use of twinned holes.
>
Documentation of primary data, data entry procedures, data verification, data storage
(physical and electronic) protocols.
>
Discuss any adjustment to assay data.
>
All coal intersection data used to generate the geologic model has been cross referenced with the lithological and geophysical logs by MM&A.
>
Laboratory quality was adjusted from dry basis to reflect the anticipated marketable product moisture.
>
Coal quality results were verified by spot-check with laboratory analysis sheets by MM&A before inclusion into the geologic model and use in the resource estimate.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
Criteria JORC Code explanation Commentary
Location of data points
>
Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine workings and other locations used in Mineral Resource estimation.
>
Specification of the grid system used.
>
Quality and adequacy of topographic control.
>
Due to the long history of exploration by various parties on the Properties, a wide variety of survey techniques exist for documentation of data point locations.

Many of the older exploration drill
holes appear to have been located by ground survey; more recently completed drill holes are often located by high-resolution Global Positioning System ( GPS ) units.
>
Grid systems used are typically the State Plane Coordinate System pertinent to each property.

>
Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary (subject to availability).
Data spacing and
distribution
>
Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient to establish the degree of geological and grade continuity appropriate for the Mineral Resource and Ore Reserve estimation procedure(s) and classifications applied.
>
Whether sample compositing has been applied.
>
Spacing and distribution of data point information may vary from seam to seam within each mining area.

The areas estimated for coal resource and coal reserve tonnes have been limited so that the data spacing and distribution is sufficient to establish the degree of geological continuity appropriate for the estimation and classification of the coal tonnes.

>
All of the coal resource tonnes are in the measured, indicated, and inferred categories, and all of the coal reserve tonnes are in the proved and probable categories in accordance with the JORC
Code and SEC standards.

Orientation of data in
relation to geological
structure
>
Whether the orientation of sampling achieves unbiased sampling of possible structures and the extent to which this is known, considering the deposit type.
>
If the relationship between the drilling orientation and the orientation of key mineralised structures is considered to have introduced a sampling bias, this should be assessed and reported if material.
>
Drill holes have been vertically drilled.

No downhole deviation logs have been collected and it is
therefore not known if the drill holes have deviated away from vertical.

Based on the relatively
shallow seam depths, any deviation is expected to be insignificant and immaterial to the geologic characterization of the Property.
>
The dip of the coal seams is relatively minor and not a material issue for representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>
Sample handling procedures employed by explorationists follow typical US protocol and should be adequate to insure sample security.
Audits or reviews The results of any audits or reviews of sampling techniques and data.
>
MM&A has reviewed all available geological information for the Properties in developing the geologic model.

Only that data deemed suitable has been used for the purpose of generating the resource and reserve estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement and
land tenure status
>
Type, reference name/number,

location and ownership including agreements or material
issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>
The security of the tenure held at the time of reporting along with any known impediments to obtaining a licence to operate in the area.
>
The Coronado coal resources are located within three of the United State of America: Virginia;
West Virginia; and Pennsylvania.

Control of these Properties is governed by many hundreds of
agreements.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.

>
Coronado has represented to MM&A that it controls the mining rights to the coal deposits as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are
developed under responsible and experienced management.
>
There are no known legal or environmental encumbrances that would impede development of the subject coal reserves.
Exploration done by
other parties
>
Acknowledgment and appraisal of exploration by other parties.
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.
>
This exploration work was generally performed to prevailing US best practice standards and deemed adequate for the purposes of this TRS.

Geology
>
Deposit type, geological setting and style of mineralisation.
>
The Coronado coal resources are located within the Northern and Central Appalachian Coal Basins.
>
The coal deposits are Carboniferous in age, being of the Pennsylvanian system.
>
Seam of economic significance typically range between 0.3 meters and 1.8 meters in thickness, with relatively little structural deformation.
>
Regional structure is typically characterized by gently dipping strata to the northwest at less than one percent.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Criteria JORC Code explanation Commentary
Drill hole Information
>
A summary of all information material to the understanding of the exploration results including a tabulation of the following information for all Material drill holes:
●
easting and northing of the drill hole collar
●
elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar
●
dip and azimuth of the hole
●
down hole length and interception depth
●
hole length.
>
If the exclusion of this information is justified on the basis that the information is not
Material and this exclusion does not detract from the understanding of the report, the
Competent Person should clearly explain why this is the case.
>
MM&A reviewed and entered all pertinent data into a digital geologic database for each Coronado property.

The database consists of thousands of data records, which include drill hole and supplemental coal seam thickness measurements from outcrop and mine exposures.

>
All drill holes in the database are provided with a collar elevation and the State Plane Coordinate
System easting and northing coordinate.
>
After MM&A confirmed proper coal seam thickness and correlation, the seam data was modelled and compiled into coal resource maps.
>
The maps are provided in the TRS; however, a tabulation of the thousands of individual data records is not practical to include.
Data aggregation
methods
>
In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually
Material and should be stated.
>
Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>
The assumptions used for any reporting of metal equivalent values should be clearly stated.
>
Where a coal seam has been bench sampled (typically for surface mining) the individual analyses for the coal plies are normally weight-averaged to represent the total of recoverable coal.
>
Coal quality summary results have been documented in the TRS.

Average coal quality on a per-
seam basis is used to represent the coal resources within a given mining area.
>
Average coal quality for each Coronado complex is provided in Tables 1-1, 1-2 and 1-3 of this TRS.

>
No other data aggregations methods are used.
Relationship between
mineralisation widths
and intercept lengths
>
These relationships are particularly important in the reporting of Exploration Results.
>
If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>
If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>
Coal thickness values from all coal intersections and down hole geophysical logs are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0 degrees has little effect on the vertical thickness of the seam.
Diagrams
>
Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported These should include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
>
Diagrams and maps showing the coal seam intercepts are presented in the TRS.
Balanced reporting
>
Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>
All of the available, qualified exploration data has been included within the tabulations, maps, and diagrams for this TRS.
>
Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Criteria JORC Code explanation Commentary
Other substantive
exploration data
>
Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results;
bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or contaminating substances.
>
Informational material available from the U.S. Geological Survey and the respective State Surveys was used to assist in the Resource estimate.

Further work
>
The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>
Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>
Further work is expected to include additional exploration, geotechnical testing, coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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. 7
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database

integrity
>
Measures taken to ensure that data has not been corrupted by,

for example, transcription or
keying errors, between its initial collection and its

use for Mineral Resource estimation
purposes.
>
Data validation procedures used.
>
MM&A confirmed coal seam thickness and correlations in databases used for coal deposit modelling.

Representative records were spot-checked for data

entry validation.

>
Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>
Comment on

any site

visits undertaken

by the

Competent Person and the outcome of those
visits.
>
If no

site visits

have been

undertaken indicate

why this

is the case.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Geological
interpretation
>
Confidence in (or conversely,

the uncertainty

of) the geological interpretation of the mineral
deposit.
>
Nature of the data used and of any assumptions

made.
>
The effect,

if any,

of alternative

interpretations on

Mineral Resource estimation.
>
The use of geology in guiding

and controlling

Mineral Resource estimation.
>
The factors affecting continuity both of grade and geology.
>
Due to the relative structural simplicity of the deposits and the reasonable continuity of the tabular coal beds, the principal geological interpretation necessary to define the geometry of the coal deposits is the proper modeling of their thickness and elevation.

>
Both coal thickness and quality data are deemed by MM&A to be reasonable within the resource areas.

>
Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Dimensions
>
The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral
Resource.
>
The subject coal resource areas mostly exist in discreet, individual deposits of highly variable dimensions, shapes and depth below the ground surface.
>
Such factors are best depicted in the maps contained in the TRS.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling techniques
>
The nature and appropriateness

of the estimation technique(s) applied and key assumptions,
including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If

a computer assisted estimation
method was chosen include a description of computer software and parameters used.
>
The availability of check estimates, previous estimates and/or mine production records

and
whether the Mineral Resource estimate

takes

appropriate account

of such

data.
>
The assumptions made regarding

recovery of by-products.
>
Estimation of deleterious elements or other non-grade variables of economic significance (e.g.
sulphur for acid mine drainage characterisation).
>
Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological modelling
software in the form of Microsoft
®

Excel files incorporating, drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software.
>
Once imported, a geologic model was created.
>
The geological model was verified and reviewed.

>
Resources were estimated by defining seam thickness at each point of observation and by defining resource confidence arcs around the points of observation.
>
Points of observation for Measured and Indicated confidence arcs were defined for all drill holes that intersected the seam.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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& A
SSOCIATES
, I
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. 8
Criteria JORC Code explanation Commentary
>
In the case of

block model interpolation, the

block size in relation to

the average sample
spacing and the search employed.
>
Any assumptions behind modelling of

selective mining units.
>
Any assumptions about correlation

between variables.
>
Description of how the

geological interpretation was

used to control the resource estimates.
>
Discussion of basis for using or not

using grade cutting or capping.
>
The process of validation,

the checking process used, the comparison of

model data to drill
hole data, and use of reconciliation data if available.
>
As prescribed by the common United States classification system the following distances from points of observation were used to define the corresponding Resource category arcs:
- Inferred Resources – greater than 3,960 feet (1.2 kilometers) but less than 15,840 feet (4.8 kilometers)
- Indicated Resources – 3,960 feet (1.2 kilometers)
- Measured Resources – 1,320 feet (0.4 kilometers)
>
The use of the standards commonly used in the United States are appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
Moisture
>
Whether the tonnages are estimated on a dry basis or with natural moisture, and the method of determination of the moisture content.
>
Coal resource tonnes are presented on a dry, in-situ basis.
>
Reserve tonnes are presented on a moist basis at anticipated product moisture ranging from 4.0 to
6.0 percent. Moisture content based on historic analyses of shipped coal.
Cut-off Parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and other mining operations of the Central Appalachian coal basin.

This
experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions
Assumptions made regarding possible mining methods, minimum mining dimensions and internal (or, if applicable, external) mining dilution. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential mining methods, but the assumptions made regarding mining methods and parameters when estimating Mineral Resources may not always be rigorous. Where this is the
>
Mining factors such as dilution, mining and washing recovery are variable and have been applied at the coal deposits at each operation based on site-specific characteristics.
>
Details of the factors are cited within the TRS.
>
Factors that would typically preclude conversion of a coal resource to coal reserve include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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& A
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. 9
Criteria JORC Code explanation Commentary
case, this should be reported with an explanation of the basis of the mining assumptions made.

access; insufficient exploration; or uncontrolled surface property for areas of proposed for surface mining.

>
While such factors were used to preclude the conversion of a very limited number of coal resources to coal reserves in this report, the extensive history of mining on the Properties would suggest that there are reasonable prospects for eventual economic extractions of all coal resources under favorable market conditions.
Metallurgical factors
or assumptions
>
The basis for assumptions or predictions regarding metallurgical amenability. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential metallurgical methods, but the assumptions regarding metallurgical treatment processes and parameters made when reporting Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the metallurgical assumptions made.
>
The products mined from coal resources controlled by Coronado can be sold into high-, mid-, and low-volatile metallurgical coal markets because of their inherent quality characteristics.

>
Run-of-mine production is washed at the coal preparation plants as needed for quality control.

>
Coronado may blend production from multiple sources to manage ash and sulfur content along with the rheological and petrographic characteristics of the shipped products.

Environmental factors
or assumptions
>
Assumptions made regarding possible waste and process residue disposal options. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider the potential environmental impacts of the mining and processing operation.

While at this stage the determination of potential environmental impacts, particularly for a greenfields project, may not always be well advanced, the status of early consideration of these potential environmental impacts should be reported. Where these aspects have not been considered this should be reported with an explanation of the environmental assumptions made.
>
MM&A completed a Limited Phase I Environmental Site Assessment (ESA) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.

Coronado reports not having conducted such a study since the MM&A studies.

>
The ESAs completed by MM&A included a site inspection, review of historical records, a database search of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites.

>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.

>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.

Bulk density
>
Whether assumed or determined. If assumed, the basis for the assumptions. If determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness of the samples.
>
The bulk density for bulk material must have been measured by methods that adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>
Discuss assumptions for bulk density estimates used in the evaluation process of the different materials.
>
Laboratory derived seam densities measured in specific gravity were used where available.

As
needed, these data were supplemented by estimated seam density values based on the relative proportion of coal and non-coal material within the seam (typically at 1.30 and 2.25 specific gravity, respectively).
>
Average seam density was determined for each coal deposit and used to convert coal volumes into coal tonnage estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 10
Criteria JORC Code explanation Commentary
Classification
>
The basis for the classification of the Mineral Resources into varying confidence categories.
>
Whether appropriate account has been taken of all relevant factors (i.e. relative confidence in tonnage/grade estimations, reliability of input data, confidence in continuity of geology and metal values, quality, quantity and distribution of the data).
>
Whether the result appropriately reflects the Competent
>
Person’s view of the deposit.
>
The Resource has been classified based on suitable distances from points of observations prescribed in the common United States classification system.
>
The use of the United States standards is appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
>
All relevant factors have been accounted for and reflect the Competent Person’s view of the
deposit.
Audits or reviews
>
The results of any audits or reviews of Mineral Resource estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020 and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission (SEC) Industry Guide 7 and USGS Circular 891 standards.

>
Earlier audits were performed by various independent consultants for predecessors-in-title to
Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.

>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence
>
Where appropriate a statement of the relative accuracy and confidence level in the Mineral
Resource estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the resource within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that could affect the relative accuracy and confidence of the estimate.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
The relative accuracy of and confidence in the coal tonnage and quality estimates provided herein are judged to be in conformance with current industry best-practices.

>
The representation of average coal quality characteristics should be understood to represent a reasonably representative sampling that is generally indicative of coal quality and does not represent a statistically rigorous approach to coal quality modeling.
>
Resource estimation has been completed using standard coal estimation methods which are deemed appropriate for this deposit.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 11
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for conversion
to Ore Reserves

>
Description of the Mineral Resource estimate used as a basis for the conversion to an Ore
Reserve.
>
The coal resource estimate was prepared as part of the report Coronado Global Resources Inc.
Statement of Coal Resources and Reserves in Accordance with JORC Code and United States SEC
Standards as of December 31, 2022 – Northern and Central Appalachian Coal Basins – Virginia,
West Virginia and Pennsylvania, USA – February 2023 prepared by MM&A.
>
The resource estimation criteria were developed by MM&A based on the capabilities of the mining equipment used within the production model and on industry-accepted standards to assure that the basic geologic characteristics of the coal resources are in reasonable conformity with those to be mined and marketed by Coronado.
>
Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>
Coal resources generally are reported inclusive of the coal reserves.

In some cases, resources are
reported in addition to coal reserves.

Tables 1-1 and 11-3 of the TRS clearly identify resources
“inclusive of mine plan” from which coal reserves were estimated along with those resources
“exclusive of mine plan” from which no reserves were estimated.

Site visits

>
Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Study status

>
The type and level of study undertaken to enable Mineral Resources to be converted to Ore
Reserves.
>
A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>
The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material Modifying Factors have been considered.
>
This geologic evaluation conducted in accordance with JORC and SEC standards and in conjunction with the preliminary feasibility study is sufficient to conclude that the surface, highwall miner and underground coal reserves identified on the Properties are economically mineable under reasonable expectations of market prices for thermal and metallurgical coal products, estimated operation costs, and capital expenditures.
>
The pre-feasibility financial models, prepared by MM&A for this TRS, was developed to test the economic viability of each coal resource area.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters

>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and are typical of mining operations in the Central Appalachian coal basin.

This experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
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. 12
Criteria JORC Code explanation Commentary
Mining factors or
assumptions

>
The method and assumptions used as reported in the Pre-Feasibility or Feasibility Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>
After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas.
>
The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>
The room-and-pillar mining method was selected to model the underground mining resources, utilizing continuous miners for coal extraction, shuttle cars for production section haulage and roof bolters for roof control, with the exception that the Buchanan Mine also uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource areas located
above drainage are relatively small and often have irregular boundaries. The Buchanan Mine in
Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>
The Coronado underground mining resource areas which are located above-drainage require an access road and mine access development along the outcrop, whereas below-drainage mines are accessed via shaft or slope based on other proposed surface infrastructure locations and/or surface property control.

>
The surface mining method selected utilizes highly productive hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.

The mobile equipment spreads adapt
readily to winding coal outcrops for contour surface mining and are effective for point-removal and area mining applications.
>
Application of highwall and auger mining units is an effective method to recover coal resources not suitable for underground mining and under excessive cover for surface mining.
>
The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>
Mining plans for potential underground mines were developed by MM&A.

Pillar stability was
tested by MM&A using the Analysis of Coal Pillar Stability (ACPS ) program that was developed by the National Institute for Occupational Safety and Health ( NIOSH )
.

>
Coronado must obtain approved mining plans from United States Department of Labor Mine
Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during contour and area mining.

MM&A’s planning model does not require input of
specific highwall design parameters, but provides for timing of mining within mine plan polygons that is representative of the operation performance attained at Central Appalachia surface mines.
>
Highwall and auger mining is conducted under highwalls designed and constructed to meet MSHA permit requirements.

To better assure highwall stability and safety

during highwall coal
extraction, MSHA requires that coal fenders, or stumps, be left in place between successive cuts.
Periodic barrier pillars must be left in place as an additional safeguard.

MM&A has adjusted the
expected mining recovery for highwall and auger mining resources to reflect highwall stability and safety requirements.
>
The major assumptions made and Mineral Resource model used for pit and stope optimisation (if appropriate).
>
Underground Mining Resources:

For metallurgical resources, minimum coal seam thickness
extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover) of 30.5 meters.

A 61-meter horizontal distance is maintained from abandoned mines and sealed or pillared areas, and a 30-meter horizontal distance is maintained from planned highwall miner panels.

Mine recovery is reduced when a rider coal seam is present within a 1.5- to 3.0-meter

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
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. 13
Criteria JORC Code explanation Commentary
interval above the coal seam.

No mining is projected when the interval between overlying and underlying reserves is less than 12 meters.
>
Surface Mining Resources:

For classification as a surface-mineable resource, a seam must be at least 0.3 meters in thickness as a stand-alone (principle) seam and 0.15 meters in thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area mining strip ratio is
generally 20:1 for thermal coal and 30:1 for metallurgical coal.

Some areas were assessed for their
economic viability at higher ratios, and were included as reserves if deemed economic.

For
contour surface mining, a minimum of 38-meter bench is provided to support HWM.
>
HWM and Auger Mining Resources: HWM cut depth (penetration) is established at a maximum of
244 meters.

The minimum mineable coal thickness is limited at 0.6 meters. For coal seams less than 0.8 meters thick, roof and/or floor characteristics must allow OSD cutting to maintain a 0.8-
meter minimum cutting height.
Auger mining cut depth is established at an average of 91 meters.

The minimum mineable coal thickness is limited at 0.5 meters.
>
The mining dilution factors used.
>
Underground Mining Reserves:

The planning model assigns minimum mining heights of 1.4 to 1.8 meters for mains and panel development.

At the Buchanan Mine, a minimum mining height of 1.8
meters was used due to the longwall mining method being employed.

For coal seams thinner than
the assigned mining height, the difference between the coal seam height and assigned mining height consists of OSD.

In all cases a minimum of 0.05 meters of OSD was assumed, with the exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>
Surface Mining Reserves:

Area mining is generally limited to a cumulative overburden ratio of 30:1 and a 15:1 ratio for contour mining.

Exceptions were considered for mining of metallurgical grade coal where deemed economical.

It is assumed that careful cleaning of exposed coal pits will result in minimal OSD.
>
HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height is a
minimum of 76 to 99 centimeters for clearance purposes.

When the coal seam is less than 76 to
99 centimeters thick, OSD assumed and included in the ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be chosen based on the coal seam thickness and that OSD will be minimal.
>
The mining recovery factors used.
>
Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent for continuous mining panels, and 100 percent for longwall.
>
Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining recovery is
reduced where second mining is projected in previously underground and auger mined areas.
>
HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied for HWM.
A
mine recovery of 35 percent has been applied for auger mining.
>
Any minimum mining widths used.
>
Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>
The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 14
Criteria JORC Code explanation Commentary
>
Mine plan LOM tonnage includes inferred coal and those areas that do not meet the minimum coal thickness requirement for classification as reserve.

Inferred coal represents

approximately 0.6% of
the LOM production for Mon Valley and 0.000001% of the total LOM production for Logan.

None
of this coal was included in the estimate of reserves.
>
The infrastructure requirements of the selected mining methods.
>
Underground Mining Resources:

The continuous mining method provides for the extraction of
coal from the production faces using continuous miners (and longwall shearing machine at
Buchanan) and haulage using shuttle cars or battery haulers to a feeder-breaker located at the tail of the section conveyor belt.

The feeder-breaker crushes large pieces of coal and rock and regulates coal feed onto the mine conveyor.

A chain conveyor is used to remove coal from the
longwall face at the Buchanan Mine for placement onto the conveyor belt which is ultimately delivered to an underground storage bunker.

Roof-bolting machines are used to install roof bolts,
and battery scoops are available to clean the mine entries and assist in delivery of mine supplies to work areas.

Surface ventilation fans are installed as needed to provide a sufficient volume of air to ventilate production sections, coal haulage and transport entries, battery charging stations, and transformers in accordance with approved plans.
>
Coronado currently operates three coal preparation plants, one each at the Buchanan, Logan
County and Greenbrier Divisions.

The Buchanan Plant operates at a feed rate of approximately
907 raw tonnes per hour ( tph ), whereas the Saunders Plant (Logan County Division) has a nominal feed rate of 816 tph, and the Mountaineer Plant (Greenbrier Division) operates at 544 tph. MM&A has included capital estimates for construction of additional coal preparation plants at the Russell
County and Mon Valley Complex for the purposes of this TRS.

>
Surface Mining Resources: The surface mining mobile equipment spreads advance the contour and area mining pits while systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads are extended and maintained as the pits advance.

Support facilities
are maintained nearby but away from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most
of the surface mine production is transported to a loading point for crushing, blending and direct-
shipment to customers.

>
HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The rate of advance of the contour mining is governed by the advancement rate of the HWM.

A
diesel-powered generator trails the highwall miner and powers the continuous mining unit.

Other
support facilities are provided along with the contour mining support facilities.

HWM production
is all transported by truck to the coal preparation plant for washing.
Metallurgical factors or
assumptions

>
The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>
Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed in
heavy medium cyclones.

Fine material is washed using conventional froth flotation cells.
>
Whether the metallurgical process is well-tested technology or novel in nature.
>
Processes are typical of those used in the coal industry and are in use at adjacent coal processing plants.
>
The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>
The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A.

The drill hole data were utilized to develop average coal quality characteristics

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
mining site.

These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed.
>
Any assumptions or allowances made for deleterious elements.
>
No significant effects on product quality are anticipated from dilution material; float product quality was used to model final product quality.
>
The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>
No bulk sample or pilot scale work has been completed.
>
For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>
Notwithstanding the complexity of the coal quality data set, the seams of the central and northern
Appalachian coalfields have a long history of providing both high-Btu thermal coals and high-, mid-
and low-volatile coking coals with favorable metallurgical properties.
Environmental

>
The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Buchanan
property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of Coronado.
>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.
Infrastructure

>
The existence of appropriate infrastructure: availability

of land for plant development,

power,
water, transportation (particularly for bulk

commodities), labour, accommodation; or

the ease
with which the infrastructure can be provided or accessed.
>
Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine Complex);
Coronado also controls the idle Midland Surface Mine at the Greenbrier Mine Complex.

>
Coronado operates five underground mines as follows:

Buchanan Mine at the Buchanan Mine
Complex; Winifrede, Eagle No. 1, Muddy Bridge and Lower War Eagle Mines in the Logan Mine
Complex; the Mountaineer #1 Mine at the Greenbrier Mine Complex is currently idle.
>
All ROM production is currently planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

>
There is a network of public highways that provide serviceable coal haul routes and private, internal roads on the Properties would be developed as may be needed.

Rail service to the
Properties is most readily provided by NS and CSX with connections to both domestic consumers and international trans-shipment points.

NS track is located across the Monongahela River from
the proposed Pangburn Hollow load-out facility.

Coal would be shipped to customers via barge
and rail and sold as both metallurgical and thermal products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
Costs

>
The derivation of, or assumptions made, regarding projected capital costs in the study.
>
The methodology used to estimate operating costs.
>
Coronado provided historical and 5-year budget operating costs for its active mines for MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed personnel schedules for each mine.

Hourly labor rates and salaries were based upon information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed for vacation
and holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses.

A cost factor for mine
supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs at underground mines.

Other factors were developed for maintenance
and repair costs, rentals, mine power, outside services and other direct mining costs.
>
Surface mine direct operating costs were developed as a function of overburden ratio for repair and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.

Operating costs for highwall mines are based on costs per ROM tonne estimates.

Other
cost factors were developed for coal preparation plant processing, refuse handling, coal loading, trucking, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned for
production from leased coal lands and sales taxes were calculated for state severance taxes, the federal black lung excise tax, and federal and state reclamation fees.
>
Capital schedules were developed by MM&A for mine development, infrastructure, and on-going capital requirements for the life of each projected mine.
>
Staffing levels were prepared and operating costs estimated by MM&A for each projected mine.

MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

>
Allowances made for the content of deleterious elements.
>
No allowances have been made for deleterious elements; no impact to quality from deleterious elements is anticipated.
>
The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
Derivation of transportation charges.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>
MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

All ROM production is currently planned for either
truck transportation from the mines to the processing or shipping facilities, or in some cases there is either

a current or planned mine mouth preparation plant and barge/rail loading facility.
>
The allowances made for royalties payable, both Government and private.
>
Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal

black lung excise tax, and federal and state
reclamation fees.
Revenue factors

>
The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>
Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>
The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
A customer and competitor analysis along with the identification of likely market windows for the product.
>
All of the mine production serves metallurgical and thermal markets.

The metallurgical coal is
marketed as high-volatile (typically 28 percent or greater volatile matter content); mid-volatile
(typically 23- to 27-percent volatile matter content) and low-volatile (typically less than 23 percent volatile matter content) products.
>
Raw ROM production that requires washing is currently processed through Coronado owned and operated coal preparation plants.

>
ROM coal that does not require further processing is delivered directly to the loading points for sizing and delivery to customers.

Coronado has access to two rail-loading points serviced by the
Norfolk Southern Corporation ( NS )

and two rail-loading points serviced by
CSX Corporation ( CSX ) .
>
Price and volume forecasts and the basis for these forecasts.
>
Carlson Mining
®

was used by MM&A to generate mine plans for underground-

and surface-
mineable coal seams.

Underground mine plans were sequenced based on productivity schedules provided by Coronado, which were based on historically achieved productivity levels.

Surface mine
plans were generated under productivity assumptions (bank cubic yard per shift) as provided by
Coronado and reviewed by MM&A, again based heavily on productivity levels achieved by
Coronado.

All production forecasting ties assumed production rates to geological models as constructed independently by MM&A’s team of geologists and mining engineers.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
Economic

>
The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose of classifying coal reserves.

The project cash flows, excluding debt service, are calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct
costs include labor, drilling and blasting, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, sampling and analysis services, reclamation and general and administrative costs.

Indirect costs include statutory and
legally agreed upon fees related to direct extraction of the mineral.

The indirect costs are the
Federal black lung tax, Federal and State reclamation taxes, property taxes,

local transportation
prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes and State severance taxes. Coronado’s

historical costs provided a useful reference for
MM&A’s cost estimates.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
All costs and prices are based on 2022 nominal United States dollars.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A
prepared mine projections and production timing forecasts based on coal seam characteristics.

Production timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas, which is projected for the year 2100.
>
The all-mines average cash cost ranges between approximately $65 and $317 per tonne for most of the operating period.
>
NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>
An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>
NPV of the Buchanan, Russell, Mon Valley,

Logan and Greenbrier Properties was estimated to be
$1.562 billion, $92.2 million, $168.3 million, $366.6 million and

$62.7 million, respectively.
>
The sensitivity study shows the NPV at the 10.0% discount rate when Base Case sales prices, operating costs, and capital costs are increased and decreased in increments of 5% within a +/-
15% range.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
Social

>
The status of agreements with key stakeholders and matters leading to social license to operate.
>
Portions of the properties are located near local communities.

Regulations prohibit mining
activities within 91 meters of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure.

Where required, such consents
have been obtained where mining is proposed beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>
Any identified material naturally occurring risks.
>
No material naturally occurring risks have been identified.
>
The status of material legal agreements and marketing arrangements.
>
The Coronado coal resources are located in Buchanan, Russell and Tazewell Counties, Virginia;
Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties, West Virginia; Allegheny,
Washington and Westmoreland Counties, Pennsylvania.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.
>
Coronado has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are developed under
responsible and experienced management.
>
The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals. There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>
Coronado has obtained all mining and discharge permits to operate 34 underground mines, 13 surface mines, and 18 processing, loadout or related facilities.

MM&A is unaware of any obvious
or current Coronado permitting issues that are expected to prevent the issuance of future permits.

Coronado, along with all Central and Northern Appalachian basin coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental
Protection Agency ( EPA )

involvement with state programs.
Classification

>
The basis for the classification of the Ore Reserves into varying confidence categories.
Whether the result appropriately reflects the Competent Person’s view of the deposit. The proportion of Probable Ore Reserves that have been derived from Measured Mineral
Resources (if any).
>
Measured and indicated resources have been converted to proved and probable reserves, respectively.
>
None of the probable coal reserves have been derived from measured resources.
>
In a limited number of cases where there was only very limited data available to demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>
The results of this TRS define an estimated total initial ROM recoverable ore (coal) reserve estimate of 551 million tonnes for Coronado as follows:
a)
Buchanan =

154 Mt
b)
Logan

=

138 Mt
c)
Greenbrier=

12 Mt
d)
Russell =

50 Mt
e)
Mon Valley =

197 Mt

>
Coronado controls a total of 334 Mt (moist basis) of marketable coal reserves for Coronado as of
December 31, 2022 (total may not add due to rounding).

Of that total, 74 percent are proved, and
26 percent are probable.

Total reserves by complex are as follows:

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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Criteria JORC Code explanation Commentary
a)
Buchanan =

93 Mt
b)
Logan

=

71 Mt
c)
Greenbrier=

7 Mt
d)
Russell =

30 Mt
e)
Mon Valley =

134 Mt

Audits or reviews
>
The results of any audits or reviews of Ore Reserve estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020 and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission ( SEC )

Industry Guide 7 standards.

Earlier audits were
performed by various independent consultants for predecessors-in-title to Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.
>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence

>
Where appropriate a statement of the relative accuracy and confidence level in the Ore
Reserve estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>
Operations on the Properties by Coronado and its predecessors have been on-going for many years.

>
MM&A is confident that the mine plans and financial models are reasonably representative to provide an accurate estimation of coal reserves.
>
Mine development and operation have not been optimized within the TRS.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors on a global scale as current local data reflects the global assumptions.
>
Accuracy and confidence discussions should extend to specific discussions of any applied
Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado mines and future resource development are summarized below:
>
Mine Accidents
>
Highwall Failure.

Highwall failures are likely to result in a temporary mine closure and should not have a material impact on the mine sustainability.

The risk is considered to be probable.

>
Adverse Geological Conditions.

Adverse geological conditions include such conditions as faults and sandstone washouts.

The risk is considered to be probable.

The impact is expected to be
temporary with little material impact on mine sustainability.
>
Environmental Risk.

Numerous federal and state permits are required to operate coal mines and mine surface facilities. Permitting rules are complex and may change over time, making compliance difficult or impossible.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix D:

JORC Table 1
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>
Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject to modification.

The probability of water quality changes having a material impact on mine operations is possible.

As a contemporary example, the selenium discharge issue that affects western Canadian and Central Appalachian Basin operators has only recently emerged as a concern and its ultimate impact has not been determined.
>
New Permits.

Permit protests by environmental groups and individuals can contribute to permit delays or denial and increase the cost of permitting and delay development.

Surface mining
activities, coal refuse disposal and construction of access roads in mountainous terrain often require storage of material in valley fills.

Authority to dispose of fill material into waters of the
United States must be granted by the United States Army Corps of Engineers ( COE )
.

COE permits
are increasingly difficult to obtain.
>
Regulatory Requirements.

Adverse impact from regulatory changes is considered to be probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>
Market Risk.

Metallurgical and thermal coal markets ultimately depend upon the global steel and thermal coal demand and are considered to be volatile.

Currently, the US coal market has seen a
decline in demand for thermal coal due to thermal plant closures, as a result of new air and water pollution regulations, and competition from other commodities used for power generation such as natural gas.

This has resulted in an overall decline in CAPP coal production.

Continued regulatory
changes and declining demand could result in material changes in domestic and global coal markets.

The impact cannot be predicted at this time; however, while MM&A expects the coal reserve within this TRS to remain economically viable throughout the life of the projected mines, the LOM financial model is very sensitive to changes in coal sales price and therefore market risk is not insignificant.
>
Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine closure.

The mines are likely to suffer the loss of key supervisors
and skilled employees due to retirement as the workforce ages.

The problem is industry-wide and
the impact is expected to be temporary and have no sustained impact on coal production.
>
Availability of Equipment and Supplies.

Risk of equipment and supply availability is likely to be
temporary and should not have a sustained adverse impact on the production of coal.
>
Transportation Delay.

Interruption of coal transport services by river or rail is considered to be probable but unlikely to have a sustained impact on coal production.
>
It is recognised that this may not be possible or appropriate in all circumstances. These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
Mine plans, productivity expectations and cost estimates generally reflect historical performance and efforts have been made to adjust plans and costs to reflect future conditions.